UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

LAKE SHORE BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 10, 2012

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Lake Shore Bancorp, Inc., which will be held on May 23, 2012 in The Lighthouse Room of the Clarion Hotel, 30 Lake Shore Drive East, Dunkirk, New York 14048 at 8:30 a.m., Eastern Time.

Shareholders are being asked to elect directors and to transact such other business as may properly come before the 2012 annual meeting. Your Board of Directors unanimously recommends that you vote FOR each of the nominees for director, FOR the approval of the Lake Shore Bancorp, Inc. 2012 Equity Incentive Plan and FOR the ratification of the appointment of ParenteBeard LLC as our independent registered public accounting firm.

The Notice of Annual Meeting of Shareholders and Proxy Statement further describes the business to be transacted at the annual meeting. In addition to the formal items of business, management will report on the operations and activities of Lake Shore Bancorp, Inc. and you will have an opportunity to ask questions.

We are pleased to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their shareholders over the Internet. On or about April 10, 2012, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and Annual Report and vote online. The Notice also explains how you may request to receive a paper copy of the Proxy Statement and Annual Report, as well as a paper proxy card.

Whether or not you are able to attend the meeting, and regardless of the number of shares you own, your vote is important and we encourage you to vote promptly. You may vote your shares via a toll-free telephone number, over the Internet or on a paper proxy card if you request one. Instructions regarding the methods of voting are contained on the Notice and proxy card. Voting by proxy will not prevent you from voting in person at the annual meeting, but will ensure that your vote is counted if you are unable to attend.

The Board of Directors and the employees of Lake Shore Bancorp, Inc. are committed to our continued success and the enhancement of your investment. As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

Sincerely,

/s/ Daniel P. Reininga
Daniel P. Reininga
President and Chief Executive Officer

IF YOU HAVE ANY QUESTIONS, PLEASE CALL US AT (716) 366-4070.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	May 23, 2012

Time:	8:30 a.m., Eastern Time

Place:	The Lighthouse Room of the Clarion Hotel
30 Lake Shore Drive East
Dunkirk, New York 14048

At the annual meeting, we will ask you to:

1.	Elect three Class One directors to serve for a three-year term expiring at the 2015 annual meeting of shareholders and two Class Two directors to serve for a one-year term expiring at the 2013 annual meeting of shareholders. Upon the recommendation of the Nominating and Corporate Governance Committee, the following five candidates have been nominated by our Board of Directors:

Class One Directors:

•	David C. Mancuso	•	Gary W. Winger
•	Nancy L. Yocum

Class Two Directors:

•	Susan C. Ballard	•	Kevin M. Sanvidge

2.	Approve the Lake Shore Bancorp, Inc. 2012 Equity Incentive Plan;

3.	Ratify the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2012; and

4.	Transact such other business as may properly come before the annual meeting, and any adjournment or postponement thereof. Please note that at this time we are not aware of any such business.

The Board of Directors has fixed March 26, 2012 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Beverley J. Mulkin
Beverley J. Mulkin
Secretary

Dunkirk, New York
April 10, 2012

You are cordially invited to attend the annual meeting of shareholders. It is important that your shares be represented regardless of the number of shares you own. The Board of Directors urges you to vote your shares promptly. You may vote your shares via a toll-free telephone number, over the Internet or on a paper proxy card if you request one. Voting your shares via proxy will not prevent you from voting in person if you attend the annual meeting.

LAKE SHORE BANCORP, INC.
31 East Fourth Street
Dunkirk, New York 14048
(716) 366-4070

PROXY STATEMENT FOR THE
2012 ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 23, 2012

INFORMATION ABOUT THE ANNUAL MEETING

General

The Board of Directors of Lake Shore Bancorp, Inc. (“Lake Shore Bancorp,” “Company,” “we,” “us” or “our”) is soliciting proxies from the holders of Lake Shore Bancorp’s issued and outstanding common stock, par value $0.01 per share, as of the close of business on March 26, 2012, for use at the upcoming annual meeting of shareholders and at any adjournment or postponement thereof. The annual meeting will be held on May 23, 2012 in The Lighthouse Room at the Clarion Hotel, 30 Lake Shore Drive East, Dunkirk, New York 14048 at 8:30 a.m., Eastern Time.

Lake Shore Bancorp, a federally-chartered mid-tier stock holding company, was formed in April 2006 in connection with the reorganization of Lake Shore Savings and Loan Association into the federal mutual holding company form of organization. In connection with the reorganization, Lake Shore Savings and Loan Association changed its name to Lake Shore Savings Bank (“Lake Shore Savings”). Lake Shore Bancorp, owns all of the outstanding common stock of Lake Shore Savings and directs, plans and coordinates Lake Shore Savings’ business activities. As more fully described later in this proxy statement, at the annual meeting we will ask you to elect directors, approve the Lake Shore Bancorp, Inc. 2012 Equity Incentive Plan, ratify the appointment of our independent registered public accounting firm and transact such other business as may properly come before the 2012 annual meeting or at any adjournment or postponement thereof. The term “annual meeting,” as used in this proxy statement, includes any adjournment or postponement of such meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 23, 2012

On April 10, 2012, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all shareholders entitled to vote, which contains instructions on how to access this proxy statement and the 2011 annual report and how to vote. You may also request that a printed copy of the proxy materials be sent to you. You will not receive a printed copy of the proxy materials unless you request one in the manner set forth in the Notice. The proxy materials are all available on the internet at the following website: www.cfpproxy.com/5992.

In accordance with Securities and Exchange Commission (“SEC”) rules, the materials on the foregoing website are searchable, readable and printable, and the website does not use “cookies,” track user moves or gather any personal information.

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Who Can Vote

Our Board of Directors has fixed the close of business on March 26, 2012 as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting. Accordingly, only holders of record of shares of our common stock at the close of business on such date will be entitled to vote at the annual meeting. On March 26, 2012, there were 6,612,500 shares of our common stock issued and 5,939,132 shares outstanding, of which 3,636,875 of those shares, or 61.2%, are owned by Lake Shore, MHC, our top-tier federal mutual holding company.

Quorum

A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock entitled to vote are represented in person or by proxy at the annual meeting, a quorum will exist. Because Lake Shore, MHC owns greater than a majority of our outstanding shares of common stock, representation of Lake Shore, MHC at the annual meeting will constitute a quorum. We will include proxies marked as abstentions and broker non-votes, as applicable, to determine the number of shares present at the annual meeting.

How Many Votes You Have

Each holder of shares of common stock outstanding on March 26, 2012 will be entitled to one vote for each share held of record at the annual meeting.

How To Vote

You may vote your shares at the annual meeting in person or by proxy. To vote in person, you must attend the annual meeting and obtain and submit a ballot, which we will provide to you at the annual meeting. The Notice provides instructions on how to access your proxy card, which contains instructions on how to vote via telephone or the Internet. For those shareholders who request a paper proxy card, instructions for voting via telephone and the Internet are set forth on the proxy card. Those shareholders who receive a paper proxy card and voting instructions by mail, and who elect to vote by mail, should sign and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials. All properly executed proxies we receive prior to the annual meeting will be voted in accordance with the instructions marked on the proxy card. In the event you return an executed proxy card without marking your instructions, your executed proxy will be voted FOR the proposals identified in the Notice of the Annual Meeting of Shareholders.

If you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your shareholder of record to vote personally at the annual meeting.

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If any other matter is presented at the annual meeting, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of our Board of Directors determines. As of the date of this proxy statement, we know of no other matters that may be presented at the annual meeting, other than those listed in the Notice of Annual Meeting.

Vote by Lake Shore, MHC

As of March 26, 2012, Lake Shore, MHC owned 61.2% of the outstanding shares of our common stock. Those shares will be voted in accordance with the instructions of Lake Shore, MHC’s Board of Directors. Lake Shore, MHC is expected to vote FOR the election of each of the nominees for director, FOR the approval of the Lake Shore Bancorp, Inc. 2012 Equity Incentive Plan and FOR ratifying the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

Vote Required

•   Election of Directors. The nominees for director who receive the most votes will be elected. So, if you do not vote for a nominee, or you indicate “withhold authority” for any nominee on your proxy card, your vote will not count “for” the nominee. You may not vote your shares cumulatively for the election of directors. Because Lake Shore, MHC owns more than 50% of our outstanding shares, we expect that Lake Shore, MHC will control the outcome of the vote on this proposal. Lake Shore, MHC intends to vote for the nominees.

•   Lake Shore Bancorp, Inc. 2012 Equity Incentive Plan. The approval of this matter requires the affirmative vote of both (a) a majority of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote on this proposal, and (b) a majority of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote on this proposal, other than shares held by Lake Shore, MHC. If you “abstain” from voting on this proposal, it will have the same effect as if your vote was not cast with respect to this proposal. Lake Shore, MHC intends to vote for this proposal.

•   Ratification of the Appointment of ParenteBeard LLC. The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote on this proposal is required to pass this proposal. If you “abstain” from voting on this proposal, it will have the same effect as if your vote was not cast with respect to this proposal. Because Lake Shore, MHC owns more than 50% of our outstanding shares, we expect that Lake Shore, MHC will control the outcome of the vote on this proposal. Lake Shore, MHC intends to vote for this proposal.

Effect of Broker Non-Votes

If your broker holds shares that you own in “street name,” the broker generally may vote your shares on routine matters even if the broker does not receive instructions from you. “Broker non-votes” are proxies received from brokers or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to non-routine matters. Historically, the election of directors was considered a routine matter by brokers and other nominees allowing them to have discretionary voting power to vote shares they

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hold on behalf of their clients for the election of directors. However, the SEC recently approved the elimination of broker discretionary voting in all director elections, so that if a shareholder whose shares of common stock are held in “street name” by a brokerage firm does not instruct the broker how to vote in the election of directors, such shareholder’s broker will not be allowed to vote with respect to such proposal. As a result, the shares represented by proxies as to which a “broker non-vote” exists will not be treated as voted in the election of directors or the approval of the Lake Shore Bancorp, Inc. 2012 Equity Incentive Plan. Brokers are allowed to vote on behalf of beneficial owners without instruction with respect to the ratification of the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

Revocability of Proxies

You may revoke your grant of proxy at any time before it is voted by:

•	filing a written revocation of the proxy with our Secretary;

•	submitting a new proxy over the Internet or by telephone;

•	submitting a signed proxy card bearing a later date; or

•	attending the annual meeting and voting in person, but you also must file a written revocation with the Secretary of the annual meeting prior to voting.

We are soliciting proxies only for the annual meeting. If you grant us a proxy to vote your shares, the proxy will only be exercised at the annual meeting.

Solicitation of Proxies

We will pay all costs with respect to this Proxy Statement and related materials as well as soliciting proxies from shareholders. Regular employees of Lake Shore Bancorp and Lake Shore Savings may solicit proxies in person, by mail, or by telephone, but no employee will receive any compensation for solicitation activities in addition to his or her regular compensation. Expenses may include the charges and expenses of brokerage houses, nominees, custodians, and fiduciaries for forwarding proxies and proxy materials to beneficial owners of shares. We have retained Eagle Rock Proxy Advisors, a proxy solicitation firm, to assist in the solicitation of proxies for the Annual Meeting, for a fee of $6,000, plus expenses.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Shareholders

Based on filings made with the SEC under Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as of March 26, 2012, the only persons known by us to be beneficial owners of more than 5% of our common stock are set forth in the following table. Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under “Security Ownership of Management,” in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner of any shares of common stock (1) over which he or she has or shares, directly or indirectly, voting or investment power; or (2) of which he or she has the right to acquire beneficial ownership at any time within 60 days after March 26, 2012. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)

Lake Shore, MHC 125 East Fourth Street Dunkirk, NY 14048	3,636,875(2)	61.2%

(1)	Calculated on the basis of 5,939,132 shares of common stock, the total number of shares of common stock outstanding as of March 26, 2012.

(2)	Based on information reported by Lake Shore, MHC in a Schedule 13D filing with the SEC on April 13, 2006.

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Security Ownership of Management

The following table sets forth information about the shares of common stock beneficially owned by each of our directors and each of our “Named Executive Officers” identified in the Summary Compensation Table that appears later in this proxy statement, and all of our directors and executive officers as a group as of March 26, 2012. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock indicated.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)

Susan C. Ballard, Director	100		*
Tracy S. Bennett, Director	6,000	(2)	*
Sharon E. Brautigam, Director	14,611	(3)	*
Michael E. Brunecz, Chairman	29,453	(4)	*
Reginald S. Corsi, Director	17,918	(5)	*
James P. Foley, DDS, Director	17,578	(6)	*
Rachel A. Foley, Chief Financial Officer	31,814	(7)	*
David C. Mancuso, Director and former President and Chief Executive Officer	77,640	(8)	1.3%
Daniel P. Reininga, President, Chief Executive Officer and Director	64,733	(9)	1.1%
Kevin M. Sanvidge, Director	1,000		*
Gary W. Winger, Vice Chairman	20,807	(10)	*
Nancy L. Yocum, Director	21,307	(11)	*
All directors and executive officers as a group (12 persons)	493,401	(12)	8.1%

*	Less than 1.00% of common stock outstanding.
(1)	Percentages with respect to each person or group of persons have been calculated on the basis of 5,939,132 shares of common stock, the total number of shares of common stock outstanding as of March 26, 2012, plus the number of shares that each person or group of persons have the right to acquire within 60 days of March 26, 2012.
(2)	Includes 4,000 shares held in Mr. Bennett’s individual retirement account and 1,000 shares held by Mr. Bennett’s spouse.
(3)	Includes 9,738 shares that Ms. Brautigam may acquire by exercise of options on March 26, 2012 or 60 days thereafter. Also includes 350 shares held by Ms. Brautigam’s spouse.
(4)	Includes 12,646 shares that Mr. Brunecz may acquire by exercise of options on March 26, 2012 or 60 days thereafter. Also includes 5,152 shares held in Mr. Brunecz’s individual retirement account and 3,054 shares held by Mr. Brunecz’s spouse.
(5)	Includes 8,347 shares that Mr. Corsi may acquire by exercise of options on March 26, 2012 or 60 days thereafter, 5,000 shares held in Mr. Corsi’s individual retirement account and 1,001 shares held in Lake Shore Bancorp’s Employee Stock Ownership Plan. Also includes 808 shares of unvested restricted stock over which Mr. Corsi has sole voting power but no investment power.

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(6)	Includes 10,117 shares that Dr. Foley may acquire by exercise of options on March 26, 2012 or 60 days thereafter. Also includes 200 shares of common stock jointly held with Dr. Foley’s spouse.
(7)	Includes 17,073 shares that Ms. Foley may acquire by exercise of options on March 26, 2012 or 60 days thereafter and 2,380 shares of unvested restricted stock over which Ms. Foley has sole voting power but no investment power. Also includes 200 shares of common stock jointly held with Ms. Foley’s mother and 2,231 shares held in Lake Shore Bancorp’s Employee Stock Ownership Plan.
(8)	Includes 50,585 shares that Mr. Mancuso may acquire by exercise of options on March 26, 2012 or 60 days thereafter, 10,000 shares held in Mr. Mancuso’s individual retirement account and 3,246 shares held in Lake Shore Bancorp’s Employee Stock Ownership Plan.
(9)	Includes 19,756 shares that Mr. Reininga may acquire by exercise of options on March 26, 2012 or 60 days thereafter, 17,000 shares held by trust, 900 shares held by Mr. Reininga’s spouse, 2,600 shares held by children of Mr. Reininga, 6,000 shares held by G.H. Graf Realty Corporation, Inc. which are pledged as collateral for loans held by G.H. Graf Realty Corporation, Inc., and 526 unvested shares held in Lake Shore Bancorp’s Employee Stock Ownership Plan over which Mr. Reininga has sole voting power. Also includes 7,140 shares of unvested restricted stock over which Mr. Reininga has sole voting power but no investment power.
(10)	Includes 10,749 shares that Mr. Winger may acquire by exercise of options on March 26, 2012 or 60 days thereafter and 1,600 shares held in Mr. Winger’s individual retirement account.
(11)	Includes 10,749 shares that Ms. Yocum may acquire by exercise of options on March 26, 2012 or 60 days thereafter and 500 shares held by Ms. Yocum’s spouse.
(12)	The amount of shares for all directors and executive officers as a group includes 190,440 shares held by the Lake Shore Bancorp, Inc. Employee Stock Ownership Plan Trust that have not been allocated to eligible participants as of March 26, 2012, over which the Compensation Committee may be deemed to have sole investment power, except in limited circumstances, thereby causing each committee member to be a beneficial owner of such shares. Each member of the Compensation Committee disclaims beneficial ownership of such shares and accordingly, such shares are not attributed to the members of this committee individually. As of March 26, 2012, 47,610 shares were allocated to participants pursuant to the Employee Stock Ownership Plan.

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PROPOSAL ONE: ELECTION OF DIRECTORS

Our charter provides that we must have between five and fifteen directors. The Board of Directors is currently comprised of eleven members, and is divided into three classes. Our directors serve staggered three-year terms such that usually only one class (one-third of the directors) is elected each year.

Upon the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has nominated the five individuals listed in the table below for election as directors at the annual meeting. The directors in Class Two are only nominated for a one-year term. If you elect the nominees, they will hold office for the term set forth opposite their names or until their successors have been elected.

We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board of Directors.

Name	Age(1)	Term Expires	Class	Position(s) Held With Lake Shore Bancorp	Director Since(2)

David C. Mancuso(3)	66	2015	One	Director, former President and Chief Executive Officer	1998
Gary W. Winger	67	2015	One	Director	1997
Nancy L. Yocum	65	2015	One	Director	1995
Susan C. Ballard	48	2013	Two	Director	2012(4)
Kevin M. Sanvidge	57	2013	Two	Director	2012(4)

(1)	As of March 26, 2012.
(2)	Includes service as a director of Lake Shore Savings and Loan Association.
(3)	Mr. Mancuso retired as President and Chief Executive Officer of the Company in January 2011.
(4)	Ms. Ballard and Mr. Sanvidge were appointed to the Board of Directors effective on January 1, 2012.

INFORMATION ABOUT OUR BOARD OF DIRECTORS

General

The Board of Directors oversees our business and monitors the performance of our management. In accordance with our corporate governance guidelines, the Board of Directors does not involve itself in our day-to-day operations; our executive officers and management oversee our day-to-day operations. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board of Directors and its committees, and also through considerable telephone contact and other communications with the Chairman and others regarding matters of concern and interest to us. Our directors also discuss business and other matters with the Chairman, other key executives, and our principal external advisors.

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Business Experience of Directors

The principal occupation and business experience of each director and director nominee is set forth below. All directors have held their current positions for at least five years unless otherwise indicated.

Name	Age*	Description
Susan C. Ballard Director since 2012	48

Ms. Ballard is nominated to serve as a director for a term expiring at the 2013 annual meeting. Ms. Ballard is Vice President of Patrick Custom Homes, a residential construction and real estate development company located in East Amherst, New York.

Experience, Qualifications & Skills. Ms. Ballard has a Bachelor of Business Administration degree from the University of Notre Dame. As Vice President of Patrick Custom Homes, Ms. Ballard is responsible for directing residential sales, production and warranty servicing operations, as well as being responsible for oversight, planning and management of real estate objectives in construction, land development and property management. Ms. Ballard has significant business experience and general management skills, including marketing and networking skills, from her 25 years of business experience in Western New York. Ms. Ballard is currently the President Elect of the Buffalo Niagara Builders Association in Buffalo, New York and is a member of numerous business and community organizations. She is currently a member of the Nominating and Governance Committee. The Board of Directors believes that Ms. Ballard’s experience in real estate construction and development makes her an excellent candidate for director of the Company.

Tracy S. Bennett Director since 2010	61	Mr. Bennett’s current term will expire at the 2013 annual meeting. Mr. Bennett was the Vice President for Administration at the State University of New York at Fredonia (SUNY Fredonia), a position he held from 1997 to November 2010. Mr. Bennett was also the President of the SUNY Fredonia Faculty-Student Association and he served on a number of campus committees. He owns a tax preparation business in Westfield, New York serving nearly 800 clients and is a certified public accountant in New York State.

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Name	Age*	Description

Experience, Qualifications & Skills. Mr. Bennett has a Bachelor of Science degree in Public Accounting from SUNY Albany. As Vice President for Administration at SUNY Fredonia, he was responsible for the supervision and development of a $90 million campus-wide budget and a $300 million capital budget plan, along with managing over 300 employees in the areas of Financial Services, Human Resources, Facilities and Campus Services. Mr. Bennett has over 30 years of experience in the fields of accounting, business, finance, capital planning, budget development and administration. He formerly served as the treasurer for the SUNY Fredonia Federal Credit Union. Mr. Bennett is currently a member of the Audit Committee and is qualified to be named as a “financial expert” on this committee. The Board of Directors believes that Mr. Bennett’s experience in finance and administration makes him qualified to serve as a director of the Company.

Sharon E. Brautigam Director since 2004	55

Ms. Brautigam’s current term will expire at the 2013 annual meeting. She is a partner in the law firm of Brautigam & Brautigam, LLP in Fredonia, New York, where her practice is concentrated in real estate transactions, estates, trusts and elder law. Ms. Brautigam’s uncle, Michael E. Brunecz, is Chairman of the Board of Lake Shore Bancorp and Lake Shore Savings.

Experience, Qualifications & Skills. Ms. Brautigam has a Bachelor of Arts degree from Houghton College and a J.D. from Cornell Law School. Ms. Brautigam has extensive experience representing borrowers as their attorney in connection with residential real estate purchases and mortgage refinancing. She has also represented a number of clients in connection with commercial mortgage financing. She has the legal training and skills to analyze and help ensure compliance with the various laws and regulations to which the Company is subject. Ms. Brautigam is currently the Chairperson of the Nominating and Corporate Governance Committee. The Board of Directors believes that Ms. Brautigam’s legal expertise makes her qualified to serve as a director of the Company.

Michael E. Brunecz Director since 1984	74	Mr. Brunecz is the Chairman of the Board of Directors of Lake Shore Bancorp and Lake Shore Savings. His current term will expire at the 2013 annual meeting. Mr. Brunecz is the President of Office Concepts, Inc. in Dunkirk, New York, a company involved in the retailing and wholesaling of office furniture. His niece, Sharon E. Brautigam, is a director of Lake Shore Bancorp and Lake Shore Savings.

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Name	Age*	Description
		Experience, Qualifications & Skills. Mr. Brunecz has nine years of management experience in a publicly traded company, Art Metal, Inc. He has acquired skills and attributes in leadership, capital management, risk management, finance, management oversight and development for short and longer term business plans through his 40 years of experience as a sole proprietor of Office Concepts, Inc. He has been involved in many community projects in the Dunkirk/Fredonia market area during the past 45 years. Mr. Brunecz has served on every committee of the Board and is currently a member of the Asset Liability Committee and the Compensation Committee and is the Chairperson of the Executive Committee. The Board of Directors believes that Mr. Brunecz’s experience at public companies and in the Company’s market area makes him qualified to serve as a director of the Company.

Reginald S. Corsi Director since 2008	70

Mr. Corsi’s current term will expire at the 2014 annual meeting. Mr. Corsi was the Executive Vice President and Chief Operations Officer of Lake Shore Bancorp and Lake Shore Savings from 1994 until his retirement in March 2008. Prior to joining Lake Shore Savings, Mr. Corsi was Vice President of M&T Bank.

Experience, Qualifications & Skills. Mr. Corsi has 48 years of experience in the banking industry, having served as branch manager, operations officer and commercial loan officer. He has extensive experience in completing credit reviews of loans and is familiar with managing credit risk. He has financial acumen, familiarity with bank operations and knowledge of internal controls, and has served as an officer or a member of various boards in the Dunkirk/ Fredonia community while working in the banking industry. Mr. Corsi is currently a member of the Asset Liability Committee and the Compensation Committee. The Board of Directors believes that Mr. Corsi’s experience in the banking industry makes him qualified to serve as a director of the Company.

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Name	Age*	Description
James P. Foley DDS Director since 1983	74

Dr. Foley’s current term will expire at the 2014 annual meeting, but due to the age limitation in Lake Shore Bancorp’s bylaws, Dr. Foley’s term will terminate at the 2013 annual meeting. Dr. Foley is a dentist in private practice in Dunkirk, New York. He is a retired commander of the U.S. Naval Reserve. Dr. Foley’s daughter, Rachel A. Foley, is the Chief Financial Officer of Lake Shore Bancorp and Lake Shore Savings.

Experience, Qualifications & Skills. Dr. Foley has a Doctorate of Dental Science degree from the State University of New York at Buffalo. Dr. Foley was formerly a small business owner in the Dunkirk community for over 40 years. He has served as an officer or a member of numerous community organizations. Dr. Foley has been a contributing participant in the Company’s growth during his tenure on the board. His twenty-eight years of experience as a director allowed him to gain knowledge of credit reviews as a former Loan Committee member, internal controls as a former member of the Audit Committee, and interest rate risk as a current member of the Asset Liability Committee. Dr. Foley is also a current member of the Executive Committee. The Board of Directors believes that Dr. Foley’s business experience and history with the Company makes him qualified to serve as a director of the Company.

David C. Mancuso Director since 1998	66

Mr. Mancuso is nominated to serve as a director for a term expiring at the 2015 annual meeting. Mr. Mancuso was the former President and Chief Executive Officer of Lake Shore Bancorp and Lake Shore Savings until his retirement in January 2011. He was employed in various positions at Lake Shore Savings since 1965. He became President and Chief Executive Officer of Lake Shore Savings in 1993. Mr. Mancuso was a member of the New York State Banking Board from 2001 until 2006.

Experience, Qualifications & Skills. Mr. Mancuso has 45 years of banking experience and has been involved in multiple bank functions, including branch manager, operations, compliance, loan officer, and has served in many management functions. He has an Associate degree in Business Administration and Accounting from Bryant and Stratton. For 18 years he served as President & Chief Executive Officer of the Company and oversaw its growth

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Name	Age*	Description

from two to ten branches, and the conversion of the Company from a mutual organization to a Mutual Holding Company with publicly traded stock. He was a major contributor to the Company’s extensive growth during his tenure as President and Chief Executive Officer. He has served as an officer or a member of numerous community organizations within the past 45 years. Mr. Mancuso is currently the Chairperson of the Asset Liability Committee. The Board of Directors believes that Mr. Mancuso’s experience in the banking industry and at the Company and Lake Shore Savings makes him an excellent candidate for director of the Company.

Daniel P. Reininga Director since 1994	53

Mr. Reininga became President and Chief Executive Officer of Lake Shore Bancorp and Lake Shore Savings on January 28, 2011. He previously served as the Executive Vice President and Chief Operating Officer of the Company, a position he held from January 1, 2010 through January 27, 2011. His current term will expire at the 2014 annual meeting. He served as Vice Chairman of the board from 2003 until June 2010. Mr. Reininga served as President of G.H. Graf Realty Corporation, Inc. a real estate investment company located in Dunkirk, New York that is involved in real estate development and leasing, from 1993 through December 2009. Mr. Reininga currently serves as the Chairman of the Board of G.H. Graf Realty Corporation, Inc.

Experience, Qualifications & Skills. Mr. Reininga has a Bachelor of Science degree from Allegheny College and a Master of Business Administration degree from University of South Florida. He has completed the American Bankers Association (ABA) course in Advanced Asset and Liability Management and is a graduate of the ABA Stonier National Graduate School of Banking. Mr. Reininga has a sound knowledge of bank risks, internal controls and bank operations. He has served as Chairman of a family-owned real estate investment company for over fifteen years. In connection with the family-owned business he has been responsible for the financial and general management of seven small companies. He is also involved in numerous community and non-profit organizations, either as a board member or a committee member. Mr. Reininga has previously served as the Chairperson of the Asset Liability Committee, and has served on the Audit and Loan Committees. He is currently a member of the Asset Liability and the Executive Committees. The Board of Directors believes that Mr. Reininga’s experience in the banking and real estate industries and at the Company and Lake Shore Savings makes him qualified to serve as the President and Chief Executive Officer and as a director of the Company.

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Name	Age*	Description
Kevin M. Sanvidge Director since 2012	57

Mr. Sanvidge is nominated to serve as a director for a term expiring at the 2013 annual meeting. Mr. Sanvidge is the former Executive Vice President of Administration and Supply Chain at Cliffstar Corporation in Dunkirk, New York, a private label juice and beverage manufacturer.

Experience, Qualifications & Skills. Mr. Sanvidge has a Bachelor of Arts degree in Economics and Political Science from Concordia University and has completed the Executive Management Seminar at Rensselaer Polytechnic Institute. As Executive Vice President for Cliffstar Corporation, Mr. Sanvidge was responsible for supply chain management, information services, customer service, logistics, human resources and quality assurance and grower relations. He is currently a member of the ECR International Board of Directors and serves as the Chairman of its Compensation Committee. He has served as an officer or member of several community and business organizations in Chautauqua County over the last 20 years. Mr. Sanvidge is currently a member of the Compensation Committee. The Board of Directors believes that Mr. Sanvidge’s business and finance experience makes him an excellent candidate for director of the Company.

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Name	Age*	Description
Gary W. Winger Director since 1997	67

Mr. Winger is nominated to serve as a director for a term expiring at the 2015 annual meeting. He is currently the Vice Chairman of the Board of Directors. Mr. Winger has been a principal of Compass Consulting, Inc. in Auburn and Jamestown, New York and Venice, Florida, a firm that provides consulting services in the area of higher education, since July 2002. From 1975 until June 2002, Mr. Winger was the Dean of Administration and Development and Chief Financial and Development Officer of Jamestown Community College in Jamestown, New York.

Experience, Qualifications & Skills. Mr. Winger has a Bachelor of Arts degree in Business Administration from Ohio Northern University and a Master of Business Administration degree, with a specialty in finance, from the University of Pittsburgh. As a college administrator, Mr. Winger was responsible for finance, human resources, facilities, information technology and development with a $20 million budget and 500 full and part-time employees, resulting in 27 years of senior management experience. Mr. Winger is currently the Chairperson of the Compensation Committee and is a member of the Executive, Audit and Nominating and Corporate Governance Committees. He is qualified to serve as a “financial expert” on the Audit Committee. He has previously served on the Asset Liability committee. The Board of Directors believes that Mr. Winger’s business and finance experience makes him an excellent candidate for director of the Company.

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Name	Age*	Description
Nancy L. Yocum Director since 1995	65

Ms. Yocum is nominated to serve as a director for a term expiring at the 2015 annual meeting. Ms. Yocum is a practicing certified public accountant. She is a partner in the firm of Brumfield & Associates in Fredonia, New York where her practice is concentrated in estates and trusts.

Experience, Qualifications & Skills. Ms. Yocum has an Associate Degree in Business Administration and Accounting from Bryant and Stratton and a Bachelor of Science degree in Accounting from the State University of New York at Fredonia. Ms. Yocum has been involved in the financial field since 1975 and has owned and operated her own accounting and tax preparation service business, specializing in estates and trusts, since 1985. She is an enrolled agent with the IRS and has extensive experience representing both private individuals and businesses in connection with tax matters. She has served as an officer or a member of numerous community organizations. She is currently the Chairperson of the Audit Committee and a member of the Nominating and Corporate Governance and Executive Committees. She is also the “financial expert” for the Audit Committee. The Board of Directors believes that Ms. Yocum’s experience in finance and tax matters makes her an excellent candidate for director of the Company.

______________________

*	As of March 26, 2012

Meetings of the Board of Directors

The Board of Directors held a total of twelve regular meetings and one special meeting during 2011. Each incumbent director attended at least 75% of the meetings of the Board of Directors held during the time in which they served as director, plus meetings of committees on which that particular director served during this period.

It is our policy that all directors and director nominees should attend the annual meeting of shareholders. In accordance with such policy, all directors attended the 2011 annual meeting of shareholders.

The Board of Directors unanimously recommends a vote “FOR” all of the nominees for election as directors.

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COMPENSATION OF DIRECTORS

Director Compensation

Meeting Fees. We pay a fee to each of the non-employee directors for attendance at each Board of Directors meeting. During the period from January 2011 through April 2011, directors received $1,200 for each Board meeting attended in person and half of that amount for each Board meeting attended telephonically. Directors also received fees for membership on the Board’s committees. The Chairman of the Board of Directors received an annual retainer of $23,000 and also served as the Chairman of the Executive Committee without any additional compensation. The Chairperson of the Audit Committee received an annual retainer of $6,000 and the chairpersons of the other committees received annual retainers of $5,000. The annual retainer for committee members of the Audit, Compensation, and Nominating and Corporate Governance Committees was $3,000, while the annual retainer for committee members of the Asset/Liability Committee was $2,500. Members of the Executive Committee do not receive an annual retainer. Members of the Board of Directors who are also employees do not receive director fees.

Certain fees paid to non-employee directors were increased beginning in May 2011. Directors received $1,400 for each Board meeting attended in person and $1,050 for each Board meeting attended telephonically. There was no change to the annual retainer paid to the Chairman of the Board of Directors or to the Chairperson of the Audit Committee. The annual retainer fee for the chairpersons of the other committees increased to $6,000. The annual retainer for committee members of the Audit, Compensation, and Nominating and Corporate Governance Committees remained the same, while the annual retainer for committee members of the Asset/Liability Committee increased to $3,000.

Supplemental Benefit Plan for Non-Employee Directors. Lake Shore Savings entered into separate supplemental benefit plans in 1999 and 2001 with each of its then non-employee directors, (i.e., in 1999, the plans excluded Ms. Ballard, Mr. Bennett, Ms. Brautigam, Mr. Corsi, Mr. Mancuso, and Mr. Sanvidge). Under the 1999 plan, each participant is guaranteed monthly payments over a period of fifteen years commencing at age 70 equal to $18,105 per year based upon 21 years of service as a director to Lake Shore Savings (or an earlier retirement age if 21 years of service is attained prior to age 70) with the annual benefit payable reduced proportionately for each year of service as a director less than 21 years attained at age 70. In 2011, Mr. Brunecz and Dr. Foley each received a distribution of $18,105 under the 1999 plan.

The Board of Directors of Lake Shore Savings amended the existing supplemental benefit plans entered into in 2001, effective as of January 1, 2007, with each of its then non-employee directors, (i.e., the 2001 plan excluded Ms. Ballard, Mr. Bennett, Ms. Brautigam, Mr. Corsi, Mr. Mancuso, and Mr. Sanvidge), and entered into a new supplemental benefits plan (which included Ms. Brautigam) (collectively, the “2007 Director SERPs”). Under the 2007 Director SERPs, each participant is fully vested in an annual benefit (payable in monthly installments) which is equal to 2% of the director’s average final pay (computed over the three years prior to termination of service) multiplied by the director’s years of service to a maximum of 40% of final average pay (projected as of December 31, 2006) payable over a period of fifteen years commencing at age 72, with the annual benefit payable reduced for termination of service prior to age 72. In addition, in the event of a change of control, the director is treated as having attained age 72 for purposes of benefit payments. In 2011, Mr. Brunecz and Dr. Foley received a distribution of $15,167 and $12,000, respectively, under the 2007 plan.

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In 2011, Mr. Corsi and Mr. Mancuso received distributions pursuant to the supplemental benefit plan for executives, as a result of prior service to the Company. In 2011, Mr. Corsi received $19,639 under the 1999 plan and $25,370 under the 2007 plan. In 2011, Mr. Mancuso received $87,093 under the 1999 plan and $84,104 under the 2007 plan. Refer to the “Executive Officer Compensation – Compensation Plans – Supplemental Employee Retirement Plans” section elsewhere in this proxy statement for more information.

In connection with Mr. Reininga’s appointment to Executive Vice President and Chief Operating Officer on January 1, 2010, his participation in the supplemental benefit plans for non-employee directors was terminated and he entered into a supplemental benefit plan for executives, as further described in the “Executive Officer Compensation – Compensation Plans – Supplemental Employee Retirement Plans” section elsewhere in this proxy statement.

Stock Option and Recognition and Retention Plan. Our directors are eligible to participate in the Lake Shore Bancorp, Inc. 2006 Stock Option Plan and the Lake Shore Bancorp, Inc. 2006 Recognition and Retention Plan. These benefit plans are discussed under the “Executive Officer Compensation—2006 Stock Option Plan” and “—2006 Recognition and Retention Plan” section elsewhere in this proxy statement.

Non-employee directors are granted awards under the 2006 Stock Option Plan and the 2006 Recognition and Retention Plan for the purpose of aligning non-employee director interests with shareholder interests and to aid in the retention of such directors. The allocation of awards to non-employee directors is made based on the director’s responsibilities and years of service at the time of grant. Directors who hold the title of chairman or vice-chairman, or who were a committee chairman, receive a greater allocation of awards than those who did not hold such positions.

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The following table sets forth information regarding compensation earned by our non-employee directors during the last fiscal year. Information with respect to director fees and other director compensation paid to Mr. Mancuso is included below in “Executive Officer Compensation” section in the “Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)(4)	Option Awards ($) (3)(4)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($) (5)	Total ($)

Tracy S. Bennett	$20,400	$—	$—	$—	$—	$20,400
Sharon E. Brautigam	$24,067	$—	$—	$—	$216	$24,283
Michael E. Brunecz	$40,400	$—	$—	$—	$333	$40,733
Reginald S. Corsi	$21,633	$—	$—	$—	$340	$21,973
James P. Foley, DDS	$20,233	$—	$—	$—	$267	$20,500
Gary W. Winger	$28,117	$—	$—	$—	$283	$28,400
Nancy L. Yocum	$24,850	$—	$—	$—	$283	$25,133

___________________

(1)	Includes retainer payments, meeting fees, and committee and/or chairmanship fees earned during the fiscal year, whether such fees were paid currently or deferred.

(2)	This column shows the grant date fair value of restricted stock awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718) for 2011. In 2011, there were no grants of restricted stock awards to directors.

(3)	This column shows the grant date fair value of stock option awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718) for 2011. In 2011, there were no grants of stock option awards to directors.

(4)	The aggregate number of outstanding stock awards and option awards as of December 31, 2011 was as follows:

Name	Unvested Stock Awards	Options Exerciseable	Options Unexerciseable
Tracy S. Bennett	—	—	—
Sharon E. Brautigam	—	9,232	1,517
Michael E. Brunecz	—	12,646	—
Reginald S. Corsi (a)	1,214	6,703	4,932
James P. Foley, DDS	—	10,117	—
Gary W. Winger	—	10,749	—
Nancy L. Yocum	—	10,749	—

(a)	3,415 stock options exerciseable were earned by Mr. Corsi for his service as an officer of the Company. The remaining unvested stock awards and options were earned by Mr. Corsi for his service as a director of the Company.

(5)	Includes dividends paid on unvested shares of stock awarded to the director as part of the 2006 Recognition and Retention Plan. As the dividends are paid on unvested shares, the payment is treated as compensation to the non-employee director. No director received perquisites or other personal benefits that exceeded $10,000.

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CORPORATE GOVERNANCE

Our Board of Directors has adopted Corporate Governance Guidelines that contain a number of corporate governance initiatives designed to comply with NASDAQ corporate governance listing standards, the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC. We have also adopted charters for the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee in order to implement these rules and standards. The charters for the Audit Committee and Nominating and Corporate Governance Committee were amended in 2011. Current versions of the Audit, Compensation and Nominating and Corporate Governance Committee charters are available at our website, www.lakeshoresavings.com under the “Governance Documents” section of the “Investor Relations” page. The information set forth on our website shall not be deemed filed with, and is not incorporated by reference into, this proxy statement or any of our other filings under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, except to the extent that we specifically so provide.

Board of Directors Independence

The Board of Directors is comprised of a majority of directors who qualify as independent according to NASDAQ Stock Market listing standards. Based upon the term “independent” as defined by NASDAQ Stock Market listing standards, the Board of Directors has determined that the following directors and director nominees are independent: Susan C. Ballard, Tracy S. Bennett, Sharon E. Brautigam, Michael E. Brunecz, Reginald S. Corsi, Kevin M. Sanvidge, Gary W. Winger and Nancy L. Yocum. All members of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent directors. In addition, the Board of Directors has determined that the members of the Audit Committee meet the additional independence criteria required for audit committee membership under NASDAQ Stock Market listing standards and SEC Rules. Annually, the Board of Directors reviews the relationships (including outstanding loans) that each director has with us and our affiliates as well as the criteria and standards for determining independence. Upon review, the Board of Directors affirmatively determines which directors are considered independent.

Leadership Structure of the Board of Directors

The positions of Chief Executive Officer of the Company and the Chairman of the Board of Directors are currently held by two different individuals. Our Chief Executive Officer serves as a Director and the Chairman of the Board is an independent, non-employee director. We believe that this structure provides strength to the Company by giving the Chief Executive Officer a respected voice on our Board, while at the same time giving leadership of the Board to an independent person who, together with the other Directors, provides active oversight of management and its implementation of the strategic plans of the Board. Each of our Directors serves on one or more of the committees of the Board and actively and regularly participates in the various functions of these committees. The committee structure enables the duties of the Board to be divided among the Directors. This division of duties allows each of the Directors to concentrate his or her energies in a focused way on a narrower area of Board responsibility and helps insure that adequate time is being given to the many oversight responsibilities of the Board. We believe that the size of our Board provides a sufficient number of Directors to serve on each of the Board’s committees, but is not so large as to be cumbersome or excessively expensive to the Company.

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Risk Oversight by the Board of Directors

The Board of Directors is actively involved in the oversight of risks that could have a material effect on the Company. This oversight is conducted primarily by the Audit Committee, with the assistance of other committees of the Board, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee chairperson regarding the committee’s considerations and actions, as well as through regular reports directly from the officers responsible for oversight of particular risks within the Company, including credit, interest rate, liquidity, financial, strategic, reputational, operational, legal and regulatory risks. In 2011, the officers responsible for risk oversight formalized their process by creating a risk assessment model to efficiently identify, measure, monitor and control risk. A summary report resulting from this model is presented to the Board of Directors for review and discussion on a periodic basis. The Board also oversees risks through the review and approval of policies that are designed to guide operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

Code of Conduct and Ethics

We have adopted a Code of Conduct and Ethics that is applicable to all officers, directors and employees of Lake Shore Bancorp and its affiliates, including our principal executive officer and principal accounting and financial officer. A copy of the Code of Conduct and Ethics is available at our website, www.lakeshoresavings.com. The information set forth on our website shall not be deemed filed with, and is not incorporated by reference into, this proxy statement or any of our other filings under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, except to the extent that we specifically so provide.

Committees of the Board of Directors

Our Board of Directors has established the following committees:

Audit Committee. The Audit Committee oversees and monitors the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting and regulatory compliance. The Audit Committee retains, oversees and monitors the independence and performance of the Company’s independent registered public accounting firm. The Committee also oversees and monitors the independence and performance of the internal audit department and acts as an avenue of communication between the independent registered public accounting firm, management, the internal audit department and the Board of Directors. The Audit Committee meets with the external auditors to review quarterly and annual SEC filings, the results of the annual audit and other related matters. As noted above, the Audit Committee has also accepted responsibility for oversight of the Company’s risk management function.

Directors Bennett, Winger and Yocum currently serve on the Audit Committee, with Ms. Yocum serving as its chairperson. All members of the Audit Committee are independent directors as defined under NASDAQ Stock Market listing standards and SEC Rule 10A-3. Our Board of Directors has determined that Mr. Bennett, Mr. Winger and Ms. Yocum each qualify as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. The Audit Committee has chosen Ms. Yocum to serve as the “financial expert” on behalf of the Company. The Audit Committee met six times during 2011.

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Compensation Committee. The Compensation Committee evaluates the performance of our management team and recommends compensation based upon that performance. It oversees executive compensation and director compensation by approving salary increases and reviewing general personnel matters such as Named Executive Officer performance evaluations. The Compensation Committee annually reviews, and makes recommendations to the Board of Directors with respect to, the compensation of directors and Named Executive Officers. It is also responsible for approving, evaluating and administering compensation plans, policies and programs. The Chief Executive Officer will recommend to the Committee proposed salary increases and incentive goals for the Named Executive Officers. The Compensation Committee will consider the Chief Executive Officer’s proposals, and submit to the full Board of Directors for approval their own recommendations on compensation for Named Executive Officers and directors. The Chief Executive Officer is not involved in decisions regarding his own compensation. Directors Brunecz, Corsi, Sanvidge and Winger currently serve on the Compensation Committee, with Mr. Winger serving as its chairman. All members of the Compensation Committee are independent directors as defined under NASDAQ Stock Market listing standards. The Compensation Committee met ten times during 2011.

The Compensation Committee hired Lawrence A. Swift of Effective Pay Practices to serve as a consultant in 2011 and provide recommendations on executive salaries and director fees and other components of compensation based upon comparative data from peer banks and the American Bankers Compensation and Benefits survey. The peer group consists of approximately twenty banks whose size, geography and business focus are similar to Lake Shore Savings. Data from the survey is drawn from banks of the same size, type and geography as Lake Shore Savings. Since the data is from the previous year it is adjusted to reflect salary increases for the current year and a projection of the percentage increases for the following year in which the salaries will be paid. Base salaries for the Named Executive Officers are set using a matrix provided by the consultant that provides guidelines for the Compensation Committee to use in determining the appropriate market percentile where each executive’s salary should be placed based upon each executive’s competencies and characteristics. The Committee also takes into consideration the achievement of Lake Shore Savings’ strategic plan, goals and performance for the prior year as well as its knowledge of the standards of living within the community.

Executive Committee. The Executive Committee of the Board of Directors exercises the powers of the Board of Directors in the event a quorum of the Board cannot be convened. Directors Brunecz, Reininga, Foley, Winger and Yocum currently serve on the committee, with Mr. Brunecz serving as its chairman. The Executive Committee did not meet during 2011.

Asset-Liability Committee. The Asset-Liability Committee of the Board of Directors is responsible for overseeing the asset-liability management process, including its execution and adherence to defined policies and procedures. The committee is also responsible for monitoring the activity of its financial advisor, which is responsible for recommending certain investments and providing investment advice to the committee. Directors Brunecz, Corsi, Foley, Mancuso and Reininga currently serve on the committee, with Mr. Mancuso serving as its chairman. The Asset-Liability Committee met five times during 2011.

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Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee recommends the nomination of directors to the full Board of Directors to fill the terms for the upcoming year or to fill vacancies during a term. The Nominating and Corporate Governance Committee considers recommendations from shareholders if submitted in a timely manner in accordance with the procedures established in Lake Shore Bancorp’s bylaws and applies the same criteria to all persons being considered. The Nominating and Corporate Governance Committee also assists the Board of Directors in monitoring a process to assess Board of Directors’ effectiveness and in developing and implementing our corporate governance guidelines and reviewing and approving all transactions with affiliated parties. The Nominating and Corporate Governance Committee monitors our regulatory compliance and our compliance with our corporate governance guidelines. In addition, the Nominating and Corporate Governance Committee recommends to the full Board the assignment of Directors to the committees of the Board, which responsibility includes a determination of the independence of individual directors according to the NASDAQ and SEC rules. The Nominating and Corporate Governance also oversees periodic evaluations of individual Directors and of the full Board of Directors, to insure their effectiveness. Lastly, the Nominating and Governance Committee assists the Board of Directors in selecting a President and Chief Executive Officer and in selecting a chairperson for the Board of Directors by overseeing the succession process for these positions. The Committee also ensures that an emergency succession plan for the Chief Executive Officer is in place and is annually updated.

Directors Ballard, Brautigam, Winger and Yocum currently serve on the Nominating and Corporate Governance Committee, with Ms. Brautigam serving as its chairman. All members of the Nominating and Corporate Governance Committee are independent directors as defined under NASDAQ Stock Market listing standards. The Nominating and Corporate Governance Committee met four times during 2011.

It is the policy of the Nominating and Corporate Governance Committee to consider director candidates recommended by shareholders in accordance with our amended and restated bylaws. Pursuant to the amended and restated bylaws, any shareholder of record entitled to vote for the election of directors at such meeting who provides timely notice in writing to the secretary of Lake Shore Bancorp may recommend or nominate a director candidate for consideration by the committee. To be timely, a shareholder’s notice must be delivered to or received by the secretary at least 30 days before the date of the annual meeting, provided, however, that in the event less than 40 days notice of the annual meeting is given, a written nomination may be accepted from a shareholder not later than the close of business on the tenth day following notice of the annual meeting. For additional information about our director nomination requirements, please see our amended and restated bylaws.

Shareholder nominees are analyzed by the committee in the same manner as nominees that are identified by the committee. We do not pay a fee to any third party to identify or evaluate nominees. Each of the director nominees were nominated by the non-management, independent directors that comprise the committee. As of April 10, 2012, the committee had not received any shareholder recommendations for nominees in connection with the annual meeting.

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Consideration of Director Candidates

It is the policy of the Nominating and Corporate Governance Committee to select individuals as director nominees with the goal of creating a balance of knowledge, experience and interest on the Board. The committee evaluates candidates for their character, judgment, business experience and acumen. The Nominating and Corporate Governance Committee considers the following skills and characteristics when deciding which individuals to nominate for election as director:

•	Skills and Experience: The Nominating and Corporate Governance Committee recognizes the necessity for directors to bring a variety of skills into the boardroom, including financial expertise, business ownership and development expertise, experience or expertise in dealing with laws and regulations, experience connected with residential and commercial real estate development and lending, and knowledge and experience with technology relevant to the banking industry. Therefore, the Nominating and Corporate Governance Committee looks for directors who can provide a necessary range of these skills to the Board.

•	Community Involvement: The Nominating and Corporate Governance Committee recognizes that Lake Shore Savings is a community-based, locally oriented bank with a long history of community involvement. The Nominating and Corporate Governance Committee considers it crucial that a director be involved in the local community through their occupations and public service as this local knowledge will insure that directors understand the needs of individuals and businesses in the communities Lake Shore Savings serves. Therefore the Nominating and Corporate Governance Committee considers the community contacts and community involvement of any candidate for director.

•	Independence: The Board of Directors can be composed of both independent directors (as defined by NASDAQ rules) and non-independent directors. The composition of the Board must be in compliance with NASDAQ rules and it is the Company’s policy that a majority of its directors qualify as independent under NASDAQ rules. Therefore, the Nominating and Corporate Governance Committee carefully assesses the independence of all candidates for director.

•	Age: The Nominating and Corporate Governance Committee would like directors to be varied in age, so that each director can bring the unique perspective of his or her generation. A multi-generational perspective will help insure that Lake Shore Savings remains a viable banking institution both now and for the future. However, age alone is not a determinative factor in deciding whether to nominate a person as a director.

•	Diversity: Although the Company does not have a formal diversity policy, the Nominating and Corporate Governance Committee recognizes the value of having gender, racial, ethnic and similar types of diversity represented by its directors, as this diversity will assist Lake Shore Savings in understanding and meeting the needs of all segments of the communities it serves. However, the diversity any candidate could bring to the Board is not, by itself, a determinative factor in deciding whether to nominate a person as a director.

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The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective director candidates. For a discussion of the specific backgrounds and qualifications of our current directors and director nominees, see “Information about our Board of Directors – Business Experience of Directors.”

Shareholder Communications with the Board of Directors

Shareholders may contact our Board of Directors, our independent directors as a group, or an individual director by contacting Rachel A. Foley, Investor Relations, Lake Shore Bancorp, Inc., 31 East Fourth Street, Dunkirk, New York 14048. All comments will be forwarded directly to the Board of Directors, the independent directors as a group, or the individual director, as applicable.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

General

Our executive officers serve at the discretion of the Board of Directors. However, one of our executive officers, our President and Chief Executive Officer, does have an employment agreement, as further described under the heading “Employment Agreements” elsewhere in this proxy statement. The name, age, length of service and principal occupation of each of our executive officers is set forth in the table below.

Name	Age(1)	With Lake Shore Since(2)	Position(s) Held With Lake Shore Bancorp

Daniel P. Reininga(3)	53	1994	President, Chief Executive Officer and Director, former Executive Vice President and Chief Operating Officer
David C. Mancuso(4)	66	1965	Director and Former President and Chief Executive Officer
Rachel A. Foley	43	1999	Chief Financial Officer
Beverley J. Mulkin	70	1961	Secretary and Treasurer

(1)	As of March 26, 2012.
(2)	Includes service with Lake Shore Savings and Loan Association.
(3)	Mr. Reininga was promoted from Executive Vice President and Chief Operating Officer to President and Chief Executive Officer on January 28, 2011.
(4)	Mr. Mancuso retired as President and Chief Executive Officer effective January 28, 2011.

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Business Experience of Executive Officers

The business experience for the last five years of each of our executive officers who are not directors is set forth below. The business experience of Mr. Mancuso and Mr. Reininga is included above under “Information about our Board of Directors – Business Experience of Directors.” All executive officers have held their current positions for five years unless otherwise indicated.

Rachel A. Foley is the Chief Financial Officer of Lake Shore Bancorp and Lake Shore Savings. She was appointed Chief Financial Officer of Lake Shore Savings in March 2006 after serving as the Controller since March 1999. Prior to joining Lake Shore Savings, Ms. Foley was a Financial Audit Supervisor in the Internal Audit department of M&T Bank. Ms. Foley’s father, Dr. James P. Foley, is a director of Lake Shore Bancorp and Lake Shore Savings.

Beverley J. Mulkin is the Secretary/Treasurer of Lake Shore Bancorp, a position she has held since 2006. She has also been the Secretary of Lake Shore Savings Bank since 1984 and the Treasurer since 2002. She has worked for Lake Shore Savings Bank since 1961, holding various positions within the retail branch network, including teller, customer service representative, branch manager and loan originator.

Executive Officer Compensation

The discussion provided below reflects the SEC’s executive compensation reporting requirements for “smaller reporting companies.” For further information regarding our philosophy of compensation, please consult the “Executive Compensation Philosophy and Structure” document, available in the Investor Relations—Governance Documents section of our website at www.lakeshoresavings.com.

Summary Compensation Table

The table below sets forth the compensation of the President and Chief Executive Officer, the former President and Chief Executive Officer and the Chief Financial Officer of Lake Shore Bancorp for fiscal years 2011 and 2010 (the “Named Executive Officers”). No other executive officers of the Company were considered Named Executive Officers for fiscal year 2011.

Name and Principal Position(s)	Year	Salary(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation (4) ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(5) ($)	Total ($)

Daniel P. Reininga	2011	225,000	—	—	49,934	—	26,976	301,293
President and Chief Executive Officer(6)	2010	160,000	93,772	20,357	34,348	—	3,826	312,203

David C. Mancuso	2011	27,019	—	—	—	—	109,875	136,894
Former President &Chief Executive Officer(7)	2010	275,000	—	—	59,036	—	51,279	385,315

Rachel A. Foley	2011	140,400	—	—	31,159	—	23,747	195,302
Chief Financial Officer	2010	136,000	—	—	29,196	—	23,795	188,991

(1)	The figures shown for salary represent amounts earned for the fiscal year, whether or not actually paid during such year.

(2)

This column shows the grant date fair value of restricted stock awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). For more information concerning the assumptions used for these calculations, please refer to Note 13 of the Notes to the Consolidated Financial Statements included in the 2011 Annual Report on Form 10-K filed with the SEC. A restricted stock award of 11,900 shares was made to Mr. Reininga on January 27, 2010. The closing price on the date of award was $7.88 per share. The awards vest over five years, with the first vesting date being January 4, 2011. Beginning after January 4, 2011, the awards will vest on January 27, 2012 and each January 27th, thereafter. This amount does not reflect the value of dividends paid on unvested restricted stock, which are included in the Summary Compensation Table under the caption “All Other Compensation.” There were no restricted stock awards to named executive officers in 2011.

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(3)

This column shows the grant date fair value of stock option awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). For more information concerning the assumptions used for these calculations, please refer to Note 13 of the Notes to the Consolidated Financial Statements included in the 2011 Annual Report on Form 10-K filed with the SEC. A stock option award of 17,773 options was granted to Mr. Reininga on January 27, 2010. The exercise price of each stock option is $7.88, which is equal to the closing price of the stock on the date of grant. The options vest over five years, with the first vesting date on January 4, 2011. Beginning after January 4, 2011, the awards will vest on January 27, 2012 and each January 27th, thereafter. The options expire on January 26, 2020. There were no awards of stock options to named executive officers during 2011.

(4)	Represents the annual bonus paid to each Named Executive Officer pursuant to the Annual Incentive Plan. The payment amounts vest on December 31st. The bonus was paid based on achieving organizational and individual goals. A threshold must be achieved before a bonus is paid for any of the goals. Bonuses of 10% of base salary are paid if the threshold is reached, 15% of base salary if the target is reached and 25% of salary if the exceptional is reached. Bonus amounts are prorated if achieved between these levels, but capped at the exceptional level. Goals at the threshold level are 90% of those at the target level and goals at the exceptional level are 120% of the target level. The metrics and weights used to calculate the bonuses in 2011 and 2010 were as follows:

Metric	Weight
Return on average assets	15%
Return on assets compared to peers	15%
Residential lending	10%
Commercial lending	10%
Efficiency ratio	10%
Corporate goals	20%
Individual goals	20%

Mr. Reininga and Ms. Foley each received 22.19%, respectively, of base salary for exceeding the target ratios in 2011.

Mr. Mancuso, Mr. Reininga, and Ms. Foley each received 21.47%, respectively, of base salary for exceeding the target ratios in 2010.

(5)	The Named Executive Officers participate in certain group life, health, disability insurance and medical reimbursement plans, included in the “All Other Compensation” column on the Summary Compensation Table, that are generally available to salaried employees and do not discriminate in scope, terms and operation. The figure shown for each Named Executive Officer includes the following:

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Name	Year	Employer Matching Contri-bution on 401(k), Profit Sharing & Safe Harbor ($)	ESOP(a) ($)	Supple- mental Executive Retirement Plan Tax Reimburse- ments ($)	Dividend on Unvested Stock Awards ($)	Life Insurance Premiums in excess of $50,000 ($)	Non-Cash Perquisites (b) ($)	Other Pay(c) ($)	Director Fees (d) ($)
Daniel P. Reininga	2011	18,439	5,025	99	3,000	414	—	—	—
	2010	—	—	87	3,427	311	—	—	—
David C. Mancuso	2011	15,977	—	—	417	—	15,900	60,523	17,058
	2010	36,500	5,329	5,405	2,856	1,188	—	—	—
Rachel A. Foley	2011	18,307	3,754	173	1,333	180	—	—	—
	2010	17,729	4,014	159	1,714	180	—	—	—

(a)

Dollar amounts shown for the ESOP reflect the fair market value of $9.55 and $9.23 per share at fiscal year end 2011 and 2010, respectively, of the shares of common stock allocated in that fiscal year to each officer.

(b)

We provide certain non-cash perquisites and personal benefits to each Named Executive Officer. During 2011 and 2010, the non-cash perquisites and personal benefits for Mr. Reininga and Ms. Foley did not exceed $10,000 in the aggregate and are not included in the reported figures. During 2011, the non-cash perquisites and personal benefits for Mr. Mancuso represented a retirement gift for his 45 years of service to the Company, and $1,990 for cell phone and other business related expenses. Mr. Mancuso’s non-cash perquisites and personal benefits during 2010 did not exceed $10,000 and are not included in the reported figure.

(c)	Mr. Mancuso received a cash payment in lieu of accrued, unused vacation time.

(d)	Mr. Mancuso earned director fees in 2011 for the period May 2011 through December 2011.

(6)	Mr. Reininga was promoted from his position as Executive Vice President and Chief Operating Officer to President and Chief Executive Officer on January 28, 2011.

(7)	Mr. Mancuso retired from his position as President and Chief Executive Officer on January 28, 2011.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding stock awards and stock options outstanding at December 31, 2011.

	Option Awards(1)				Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
David C. Mancuso	50,585	—	$11.50	11/14/2016	—	$—

Daniel P. Reininga	12,646	—	$11.50	11/14/2016	9,520	$90,916
	3,555	14,218	$7.88	1/26/2020

Rachel A. Foley	17,073	—	$11.50	11/14/2016	3,570	$34,094

(1)	The option awards granted in 2006 for Mr. Reininga and Ms. Foley were 100% vested on December 31, 2011. Mr. Mancuso forfeited 12,646 of his remaining option awards from the 2006 grant in 2011 due to his retirement. The option awards granted in 2010 for Mr. Reininga were 40% vested on January 27, 2012. The remaining option awards for Mr. Reininga will be 20% vested on January 27, 2013, and each January 27th thereafter. Option awards are generally forfeited in the event the recipient terminates service before such date. In the event of termination of service due to death, disability or a change of control (as defined in the 2006 Stock Option Plan), all unvested awards will become 100% vested.

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(2)	Mr. Mancuso’s forfeited 5,950 of his remaining unvested stock awards in 2011 as a result of his retirement. Mr. Reininga and Ms. Foley became fully vested in the stock awards that were granted during 2006 as of December 31, 2011. The stock awards granted to Mr. Reininga in 2010 were 40% vested as of January 27, 2012. Mr. Reininga has 9,520 remaining stock awards that were granted in 2010 and will become 20% vested each January 27th, with full vesting on January 27, 2015. The stock awards granted to Ms. Foley in 2009 were 60% vested on January 13, 2012. Ms. Foley has 3,570 stock awards remaining which will become 20% vested each January 13th, with full vesting on January 13, 2014. Stock awards are generally forfeited in the event the recipient terminates service before such date. In the event of termination of service due to death, disability or a change of control (as defined in the 2006 Recognition and Retention Plan), all unvested awards will become 100% vested.

(3)	Market value is calculated on the basis of $9.55 per share, which was the closing sales price for our common stock on the NASDAQ Stock Market on December 31, 2011.

Compensation Plans

Annual Incentive Plan. Lake Shore Bancorp provides performance-based bonuses to its Named Executive Officers pursuant to the Annual Incentive Plan, which is designed to link awards to our strategic and operating objectives. The goal of the plan is to have long-term viability and to be attractive to new hires and help retain current employees. The plan measures business plan goals and objectives and clearly defines these prior to the calendar year for which the plan is in effect. For purposes of the annual bonus, each Named Executive Officer is evaluated on several corporate performance measures which are established at the beginning of the year and relate to strategic business objectives for the ensuing year. The Named Executive Officers are also evaluated on individual performance measures that take into account individual responsibilities, in addition to the corporate performance measures. The individual performance measures are recommended to the Compensation Committee by the Chief Executive Officer. The Compensation Committee will review the recommendations, make any necessary changes, and present the performance measures to the Board of Directors for approval. The specific metrics and vesting schedules are discussed under footnote 4 of the Summary Compensation Table.

Supplemental Employee Retirement Plans. Lake Shore Savings entered into separate supplemental benefit plans in 1999 and 2001 with certain officers. Under the 1999 plan, each participant is guaranteed monthly payments over a period of fifteen years commencing at age 63, with the annual benefit payable reduced proportionately in the event the executive terminates or retires early. The annual compensation amount to be received when the applicable Named Executive Officer reaches the age of 63 is $87,097 for Mr. Mancuso. Mr. Reininga and Ms. Foley are not plan participants. In 2011 and 2010, Mr. Mancuso received distributions of $87,093 under the 1999 plan (these annual payments will continue over the next 11 years).

Effective as of January 1, 2007, the Board of Directors of Lake Shore Savings amended the supplemental benefit plans entered into in 2001 with each of its participants and entered into a new supplemental benefits plan (collectively, the “2007 Executive SERPs”). Under the 2007 Executive SERPs, each participant is fully vested in an annual benefit (payable in monthly installments) which is equal to 2% of the executive’s average final pay (computed over the three years prior to termination of service) multiplied by the executive’s years of service to a maximum percentage of final average pay (projected as of December 31, 2006) of 40% for Ms. Foley.

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The benefit amount is payable over a period of fifteen years commencing at age 65, with the annual benefit payable reduced for termination of service prior to age 65. In addition, in the event of a change of control, the Named Executive Officer is treated as having attained age 65 for purposes of benefit payments. Under this plan, if the Named Executive Officer reaches age 65, the annual payment under the plan would be $84,000 for Mr. Mancuso and Ms. Foley. In 2011 and 2010, Mr. Mancuso received distributions of $84,108 and $7,009 under the 2007 Executive SERP (the annual payment of $84,108 will continue over the next 13 years).

As previously disclosed, effective January 27, 2010, Mr. Reininga became a participant in Lake Shore Savings existing supplemental benefit plan for executives following the termination of his participation in Lake Shore Savings supplemental benefit plan for directors on December 31, 2009. Under the supplemental plan for executives, Mr. Reininga is fully vested in an annual benefit of $18,165 payable in monthly installments over a period of fifteen years commencing at age 65, subject to reduction for termination of service prior to age 65. The calculation of Mr. Reininga’s annual benefit was based on the annual benefit to which Mr. Reininga was entitled pursuant to the non-employee director supplemental benefit plan.

Employee Stock Ownership Plan. This plan is a tax-qualified plan that covers substantially all employees who have at least one year of service with Lake Shore Savings and have attained age 21. Lake Shore Bancorp has loaned the Employee Stock Ownership Plan Trust sufficient funds to purchase a number of shares equal to 8% of the shares sold in Lake Shore Bancorp’s stock offering to persons other than Lake Shore, MHC, or 238,050 shares. These shares were purchased in the open market following completion of the offering at prevailing market prices.

Although contributions to the plan are discretionary, Lake Shore Savings intends to contribute enough money each year to make the required principal and interest payments on the loan from Lake Shore Bancorp. This loan is for a term of 30 years and calls for level annual payments of principal and interest. The plan pledges the shares it purchases as collateral for the loan and holds them in a suspense account.

The plan will not distribute the pledged shares right away. Instead, it will release a portion of the pledged shares annually. Assuming the plan repays its loan as scheduled over a 30-year term, we expect that 1/30th of the shares will be released annually in years 2006 through 2035. Although the repayment period of the loan is scheduled over a 30-year term, we anticipate that we may prepay a portion of the principal which would trigger the release of additional shares. The plan will allocate the shares released each year among the accounts of participants in proportion to their compensation for the year. For example, if a participant’s compensation for a year represents 1% of the total compensation of all participants for the year, the plan would allocate to that participant 1% of the shares released for the year. Participants direct the voting of shares allocated to their accounts. Shares in the suspense account will usually be voted in a way that mirrors the votes which participants cast for shares in their individual accounts.

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This plan may purchase additional shares in the future, and may do so using borrowed funds, cash dividends, periodic employer contributions or other cash flow.

401(k) Defined Contribution Plan. The Lake Shore Savings tax-qualified 401(k) defined contribution plan is maintained for employees who have completed three months of service and attained age 21. Eligible employees may make pre-tax contributions to the 401(k) Plan in the form of salary deferrals of up to 75% of their total annual compensation subject to certain IRS limitations. The plan consists of three components: 401(k), Profit Sharing and Safe Harbor. For the 401(k) component, the Company makes a matching contribution equal to 40% of the eligible employee’s salary deferral, up to 6% of such employee’s compensation after one year of service. For the profit sharing component, the Company makes a discretionary contribution, up to 5.1% of an eligible employee’s salary, depending on years of service. Lastly, the Company contributes 3.4% of an eligible employee’s salary based on years of service, which is a discretionary contribution to the Safe Harbor component of the plan.

2006 Stock Option Plan. The Lake Shore Bancorp, Inc. 2006 Stock Option Plan provides for the grant, to certain officers, employees and outside directors of Lake Shore Bancorp, Lake Shore Savings or any affiliate approved by the Compensation Committee, of options to purchase common stock of Lake Shore Bancorp at a stated price during a specified period or term. The Compensation Committee, which is the administrative committee for the plan, selects who will receive stock option grants. Any employee of Lake Shore Bancorp or any affiliate approved by the committee may be selected to receive option grants. The Compensation Committee sets the terms and conditions of the stock options that it grants. In setting terms and conditions, it must observe the following restrictions: (1) it may not grant options to purchase more than 74,390 shares to any one employee; (2) it may not grant options to purchase more than 14,878 shares to any one non-employee director or options to purchase more than 89,268 shares of Lake Shore Bancorp’s common stock to all outside directors in the aggregate; (3) it may not grant a stock option with a purchase price that is less than the fair market value of a share of Lake Shore Bancorp’s common stock on the date it grants the stock option; (4) it may not grant a stock option with a term that is longer than ten years; and (5) it may not grant options that become exercisable more rapidly than at the rate of 20% per year measured from the date of the grant, with acceleration permitted only in case of death, disability or change of control.

Upon the exercise of an option, the exercise price of the option must be paid in full. Payment may be made in cash, common stock of Lake Shore Bancorp already owned by the option holder, shares to be acquired by the option holder upon exercise of the option or such other consideration as the Compensation Committee authorizes. If the option is not exercised during its term, it will expire.

2006 Recognition and Retention Plan. The Lake Shore Bancorp, Inc. 2006 Recognition and Retention Plan provides for the grant of restricted stock awards to certain officers, employees and non-employee directors of Lake Shore Bancorp, Lake Shore Savings or any affiliate approved by the Compensation Committee. These restricted stock awards constitute a right to receive a certain number of shares of common stock of Lake Shore Bancorp upon the award holder’s satisfaction of certain requirements such as continued service until vesting, with accelerated vesting upon death, disability or change in control. As a general rule, if the award holder fails to fulfill the requirements contained in the restricted stock award, the restricted stock award will not vest. Instead, the award will be forfeited and canceled.

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The Compensation Committee, which is the administrative committee for the plan, selects who will receive restricted stock awards. Any employee of Lake Shore Bancorp or any affiliate approved by the Compensation Committee may be selected to receive restricted stock awards. The Compensation Committee sets the terms and conditions of the restricted stock awards that it grants. In setting terms and conditions, it must observe the following restrictions: (1) it may not grant more than 30% of the shares authorized by the Recognition and Retention Plan to outside directors; (2) it may not grant more than 5% of the shares authorized by the Recognition and Retention Plan to any one outside director or more than 25% of the shares authorized by the Recognition and Retention Plan to any executive officer; (3) it may not allow the restricted stock awards to vest at a more rapid rate than 20% per year; and (4) it cannot permit accelerated vesting for any reason other than death, disability or a change of control.

As required by the terms of the Recognition and Retention Plan, Lake Shore Bancorp has established a trust and contributed certain amounts of money or property as determined by the Board, in its discretion. No contributions by participants will be permitted. The trustee will invest the assets of the trust primarily in the shares of our common stock that will be used to make restricted stock awards. The trust is not authorized to purchase more than 119,025 shares of common stock of Lake Shore Bancorp and cannot purchase more than this number.

Employment Agreements. In connection with the appointment of Daniel P. Reininga as President and Chief Executive Officer of Lake Shore Bancorp and Lake Shore Savings, Lake Shore Bancorp and Lake Shore Savings each entered into a separate employment agreement, effective as of January 28, 2011, (collectively, the “Employment Agreement”) with Mr. Reininga. The Employment Agreements do not provide for any duplicative payments. The Employment Agreements replace the change in control agreement previously entered into between Mr. Reininga, Lake Shore Bancorp and Lake Shore Savings.

The Employment Agreement provides for a three-year term and the Board of Directors of Lake Shore Bancorp, Inc. and Lake Shore Savings may extend the term on an annual basis, unless written notice of non-renewal is given by the Board of Directors of Lake Shore Bancorp, Lake Shore Savings or by Mr. Reininga. The Employment Agreement provides for a base salary of $235,000. In addition, the Employment Agreement provides for, among other things, participation in Lake Shore Bancorp’s and Lake Shore Savings’ employee benefits plans. The Employment Agreement provides for termination by Lake Shore Bancorp or Lake Shore Savings for “cause,” as defined in the Employment Agreement, at any time. The Employment Agreement also provides for customary corporate indemnification and errors and omissions insurance coverage throughout the employment term and for six years after termination.

If Lake Shore Bancorp or Lake Shore Savings terminates Mr. Reininga’s employment for a reason other than for “cause,” or if Mr. Reininga resigns from Lake Shore Bancorp or Lake Shore Savings for “good reason” (as defined in the Employment Agreement), then Mr. Reininga will be entitled to receive a lump-sum severance payment equal to the value of the salary, bonus, short-term and long-term cash compensation that Mr. Reininga received in the calendar year preceding the year in which the termination of employment occurred, divided by twelve and then multiplied by the number of months in the remaining term of the Employment Agreement. In addition, Mr. Reininga will be entitled to continued life, health, dental, accident and long-term disability insurance benefits during the remaining term of the Employment Agreement, with Mr. Reininga responsible for the employee portion of the premiums. Upon the termination of Mr. Reininga’s employment under these circumstances, Mr. Reininga must adhere to a three-year non-competition restriction.

In the event Lake Shore Savings or Lake Shore Bancorp terminates Mr. Reininga’s Employment Agreement following a change of control or a pending change of control (as defined in the Employment Agreement), Mr. Reininga will be entitled to the payments and benefits described in the prior paragraph, provided, however, that the remaining term of the Employment Agreement will be deemed to be three full years. Any severance payments which are subject to Section 280G of the Internal Revenue Code would be reduced to the extent necessary to avoid the imposition of an excise tax and related non-deductibility under Sections 280G and 4999 of the Internal Revenue Code.

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Change of Control Agreements. Lake Shore Savings has entered into a change of control agreement with Rachel A. Foley, our Chief Financial Officer, which was amended and restated effective January 28, 2011. The agreement is guaranteed by Lake Shore Bancorp. The term of the agreement is for one year and the Board of Directors of Lake Shore Savings may extend the term on an annual basis, unless written notice of non-renewal is given by the Board of Directors or by Ms. Foley.

Generally, Lake Shore Savings may terminate the employment of the officer covered by the agreement, with or without cause, at any time prior to a change of control without obligation for severance benefits. However, if Lake Shore Savings or Lake Shore Bancorp signs a merger or other business combination agreement, or if a third party makes a tender offer or initiates a proxy contest, it could not terminate the officer’s employment without cause without liability for severance benefits provided that a change of control does occur. The severance benefits would generally be equal to the value of the cash compensation and fringe benefits that the officer would have received if she had continued working for an additional year. Lake Shore Savings would pay the same severance benefits if the officer resigns after a change of control following a loss of title or office, material reduction in duties, functions, compensation or responsibilities, involuntary relocation of his or her principal place of employment to a location over 35 miles from Lake Shore Savings’ principal office on the day before the change of control and over 35 miles from the officer’s principal residence or other material breach of contract which is not cured within 30 days. This agreement also provides uninsured death and disability benefits.

If Lake Shore Bancorp and Lake Shore Savings experiences a change in ownership, a change in effective ownership or control or a change in the ownership of a substantial portion of their assets as contemplated by section 280G of the Internal Revenue Code, a portion of any severance payments under the change of control agreement might constitute an “excess parachute payment” under current federal tax laws. Pursuant to the change of control agreement, any severance payments made which are subject to section 280G of the Internal Revenue Code would be reduced to the extent necessary to avoid the imposition of an excise tax and related non-deductibility under section 280G of the Internal Revenue Code.

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Equity Compensation Plan Information

The following table presents certain information regarding our equity compensation plans in effect as of December 31, 2011 (the 2006 Stock Option Plan, 2006 Recognition and Retention Plan, and 2012 Equity Incentive Plan).

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders

Stock options	236,809	$11.05	60,753

Restricted stock	14,304	N/A	34,959

Equity compensation plans not approved by security holders	—	—	200,000

Total	258,430	$11.05	295,712

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PROPOSAL TWO: APPROVAL OF THE LAKE SHORE BANCORP, INC. 2012 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to shareholder approval and approval from the Board of Governors of the Federal Reserve System (“the Federal Reserve Board”), the Lake Shore Bancorp, Inc. 2012 Equity Incentive Plan (the “Equity Incentive Plan”), to provide officers, employees and directors of Lake Shore Bancorp and Lake Shore Savings with additional incentives to promote the growth and performance of Lake Shore Bancorp. Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the Equity Incentive Plan, our shareholders will give us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock. Lake Shore Bancorp has filed an application with the Federal Reserve Board seeking approval of the Equity Incentive Plan. The Federal Reserve Board, as of the date of this proxy statement, is currently reviewing the application and has not approved the Equity Incentive Plan. The Equity Incentive Plan will not become effective unless we receive approval from the Federal Reserve Board.

The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or delivery to participants of up to 200,000 shares of Lake Shore Bancorp common stock pursuant to grants of restricted stock awards, incentive stock options and non-qualified stock options. Awards under the Equity Incentive Plan may be made in any combination of shares of restricted stock or stock options. All awards may be granted as either restricted stock or stock options and all stock options may be granted as incentive stock options.

The Equity Incentive Plan will be administered by the members of Lake Shore Bancorp’s Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the Equity Incentive Plan. The Committee has the authority and discretion to select the persons who will receive awards; establish the terms and conditions relating to each award; adopt rules and regulations relating to the Equity Incentive Plan; and interpret the Equity Incentive Plan. The Equity Incentive Plan also permits the Committee to delegate all or any portion of its responsibilities and powers.

The Committee may grant an award under the Equity Incentive Plan as an alternative to or replacement of an existing award under the Equity Incentive Plan or any other plan of Lake Shore Bancorp or a subsidiary of Lake Shore Bancorp, or as the form of payment for grants or rights earned or due under any other plan or arrangement of Lake Shore Bancorp or a subsidiary of Lake Shore Bancorp, including the plan of any entity acquired by Lake Shore Bancorp or a subsidiary of Lake Shore Bancorp.

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Eligibility

Employees and directors of Lake Shore Bancorp or its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee; provided, however, that unless the Committee specifies a different vesting rate, no awards shall vest more rapidly than 20% per year over a five-year period commencing one year from the date of grant. The Committee may grant Awards in a combination of incentive and non-qualified stock options or restricted stock.

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. Under the Equity Incentive Plan, the exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted. Fair market value for purposes of the Equity Incentive Plan means (i) the final sales price of Lake Shore Bancorp’s common stock as reported on the principal United States securities exchange on which the shares are listed or admitted to trading on the date in question, or if Lake Shore Bancorp’s common stock was not traded on such date, then on the last preceding date on which any reported sale of Lake Shore Bancorp common stock occurred, and without regard to after-hours trading activity in New York City, or (ii) if the shares of our common stock are not listed or admitted to trading on any such exchange, then the closing bid quotation with respect to a share of our common stock on such date, as of the close of the market and without regard to after-hours trading activity. The Committee will determine the fair market value of the common stock, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described above. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code. Only officers and employees are eligible to receive incentive stock options. Outside directors may only receive non-qualified stock options under the Equity Incentive Plan. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise in cash or by such other means as the Committee may from time to time permit, including: (i) by personal, certified or cashiers check, (ii) by tendering stock of Lake Shore Bancorp owned by the participant in satisfaction of the exercise price, (iii) by a “cashless exercise” through a third party, or (iv) by a combination of the foregoing. The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

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Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Equity Incentive Plan or the award agreement. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Prohibition Against Repricing of Options. The Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted.

Limitation on Awards Under the Equity Incentive Plan

The maximum number of shares of stock that may be available for awards under the Equity Incentive Plan is 200,000. Awards under the Plan may be made in any combination of shares of restricted stock or stock options. All awards may be granted as either restricted stock or stock options and all stock options may be granted as incentive stock options.

To the extent any shares of stock covered by an award (including restricted stock awards) under the Equity Incentive Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan.

In the event of a corporate transaction involving the stock of Lake Shore Bancorp (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust any or all of the number and kind of securities deemed to be available for grants of stock options and restricted stock, the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options and restricted stock and the exercise price of stock options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, stock options and restricted stock.

Performance Features

General. A federal income tax deduction for Lake Shore Bancorp will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or three other most highly compensated officers (other than its chief financial officer). However, amounts that constitute “performance-based compensation” (as that term is used in section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The Equity Incentive Plan is designed so that stock options will be considered performance-based compensation. The Committee may designate whether any restricted stock awards granted to any participant are intended to be performance-based compensation.

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Performance Measures. The performance measures that may be used for such awards will be based on any one or more performance measures, as selected by the Committee, including: book value; tangible book value per share; return on equity; basic cash earnings per share; diluted earnings per share; net income or net income before taxes; cash earnings; net interest income; non-interest income; general and administrative expense to average assets ratio; cash, general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average shareholders’ equity; cash, return on average shareholders’ equity; return on average tangible shareholders’ equity; cash return on average tangible shareholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or any combination of the foregoing. Performance measures may be based on the performance of Lake Shore Bancorp as a whole or of any one or more subsidiaries or business units of Lake Shore Bancorp or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Committee may adjust performance measures in certain circumstances; provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation within the meaning of section 162(m) of the Internal Revenue Code, except to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception under section 162(m) of the Internal Revenue Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain events, factors or items, at the sole discretion of the Committee.

Vesting of Awards

The Committee may specify vesting requirements on any award. If the vesting of an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with Lake Shore Bancorp or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement. Unless the Committee specifies otherwise, awards may not vest at a rate exceeding 20% per year, commencing one year from the date of grant, subject to acceleration of vesting, to the extent permitted by the Committee, in the event of death, disability, retirement, or involuntary termination of employment or service following a change in control.

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment or service following a change in control of Lake Shore Bancorp, all outstanding options then held by a participant will become fully exercisable and all restricted stock awards shall be fully earned and vested. For the purposes of the Equity Incentive Plan, a change in control occurs when (a) Lake Shore Bancorp or Lake Shore Savings merges into or consolidates with another entity or merges another bank or corporation into Lake Shore Bancorp or Lake Shore Savings, and as a result, less than a majority of the combined voting power of the resulting corporation is held by persons who were shareholders of the Company or the Bank before the merger or consolidation; (b) a person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of Lake Shore Bancorp’s or Lake Shore Savings’ voting securities; (c) during any period of two consecutive years, individuals who constitute Lake Shore Bancorp’s or Lake Shore Savings’ Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of Lake Shore Bancorp’s or Lake Shore Savings’ Board of Directors, provided that each director who is first elected by the Board by a vote of at least two-thirds of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; (d) Lake Shore Bancorp or Lake Shore Savings sells to a third party all or substantially all of its assets. In addition, a reorganization of Lake Shore, MHC, Lake Shore Bancorp or Lake Shore Savings solely within its corporate structure or a second-step conversion will not constitute a change in control.

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In the event of a change in control, any performance measure attached to an award under the Equity Incentive Plan shall be deemed satisfied in full as of the date of the change in control.

Forfeiture

The Committee may specify in an award agreement that rights and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause; termination of services with Lake Shore Bancorp or its affiliate or subsidiary; any material violation of one or more of Lake Shore Bancorp’s policies; breach of noncompetition, confidentiality or other restrictive covenants that apply to the employee or director; or any other conduct that is detrimental to Lake Shore Bancorp’s business or reputation, its affiliates and/or its subsidiaries.

If Lake Shore Bancorp is required to prepare an accounting restatement due to the material noncompliance of Lake Shore Bancorp, as a result of misconduct, with any financial reporting requirement under the Federal securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse Lake Shore Bancorp the amount of any payment in settlement of an award earned or accrued during the twelve- month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any participant reimburse Lake Shore Bancorp for all or any part of the amount of any payment in settlement of any award granted hereunder.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan, provided that, except as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of a Participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the Equity Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the Equity Incentive Plan (other than as provided in the Equity Incentive Plan), or materially modify the requirements for participation in the Equity Incentive Plan, without approval of shareholders. Notwithstanding the foregoing, the Committee may amend the Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Equity Incentive Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of Lake Shore Bancorp.

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Duration of Plan

The Equity Incentive Plan will become effective upon approval by the shareholders at the annual meeting and with approval by the Federal Reserve Board. The Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Equity Incentive Plan on or after the 10-year anniversary of the effective date of the Equity Incentive Plan. At any time, the Board of Directors may terminate the Equity Incentive Plan. However, any termination of the Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and Lake Shore Bancorp will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of Lake Shore Bancorp or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Lake Shore Bancorp will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

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Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Lake Shore Bancorp will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant, and Lake Shore Bancorp will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Withholding of Taxes. Lake Shore Bancorp may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by Lake Shore Bancorp.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits Lake Shore Bancorp’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the three other most highly compensated executives (excluding the chief financial officer) named in the summary compensation table (“covered employees”). Restricted stock awards and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. Performance-based compensation that meets the requirements of Section 162(m) (“Qualified performance-based compensation”) is not subject to this limit and is fully deductible by Lake Shore Bancorp. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as shareholder approval of possible performance goals, and objective quantification of those goals in advance. Stock options available for award under the Equity Incentive Plan will be considered “Qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services. Restricted stock awards that vest upon the attainment of performance measurements may also qualify as Qualified performance-based compensation. Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

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In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee’s retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability or a change in control and still be considered exempt from the $1.0 million deduction limit. The Equity Incentive Plan is designed so that stock options and performance-based restricted stock awards that are subject to performance goals may qualify as Qualified Performance-Based Compensation that is not subject to the $1.0 million deduction limit. Lake Shore Bancorp expects that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan. Lake Shore Bancorp suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Lake Shore Bancorp is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted

The Board of Directors adopted the Equity Incentive Plan, and the Compensation Committee intends to meet promptly after shareholder and Federal Reserve Board approvals, to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.

Required Vote and Recommendation of the Board

In order to approve the Equity Incentive Plan, the proposal must receive the affirmative vote of (i) a majority of the total shares cast by all shareholders and (ii) a majority of the shares cast at the annual meeting (other than shares voted by Lake Shore, MHC).

The Board of Directors unanimously recommends a vote “FOR” the approval of the 2012 Equity Incentive Plan.

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PROPOSAL THREE: RATIFICATION OF APPOINTMENT

OF PARENTEBEARD LLC

The Audit Committee has appointed the firm of ParenteBeard LLC to continue as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012, subject to ratification of such appointment by the Company’s shareholders.

Representatives of ParenteBeard LLC are not expected to attend the annual meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

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PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Audit Committee has appointed ParenteBeard LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2012. ParenteBeard LLC (including its predecessor Beard Miller Company LLP) has audited our financial statements since 2005.

Fees Incurred

The following table presents fees for professional audit services rendered by ParenteBeard LLC, our independent registered public accounting firm, for the audit of our annual financial statements for the years ended December 31, 2011 and December 31, 2010, and fees billed for other services rendered by ParenteBeard LLC during those periods.

	2011	2010
Audit Fees(1)	$86,809	$83,239
Audit-related fees(2)	4,600	4,500
Tax fees(3)	—	—
All other fees(4)	—	19,000
Total	$91,409	$106,739

(1)	Includes professional services rendered for the audit of the Company’s annual consolidated financial statements and review of consolidated financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings (i.e., attest services required by FDICIA or Section 404 of the Sarbanes-Oxley Act), including out-of-pocket expenses.
(2)	Audit-related fees include services rendered for the 2011 State of New York Mortgage Agency (SONYMA) audit.
(3)	No tax fees incurred in 2011 or 2010.
(4)	All other fees include fees paid for assistance in implementing “eXtensible Business Reporting Language” (XBRL) reporting.

AUDIT COMMITTEE REPORT

The Audit Committee reviews Lake Shore Bancorp’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the system of internal controls.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm regarding the fair and complete presentation of Lake Shore Bancorp’s consolidated results of operations and financial condition. The Audit Committee has discussed significant accounting policies applied by Lake Shore Bancorp in its consolidated financial statements, as well as alternative treatments. Management represented to the Audit Committee that Lake Shore Bancorp’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 as amended (AICPA Professional Standards Vol. 1. AU section 380 The Auditor’s Communication With Those Charged With Governance), as adopted by the Public Company Accounting Oversight Board in Rule 3200-T.

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In addition, the Audit Committee reviewed and discussed with the independent registered public accounting firm the auditor’s independence from Lake Shore Bancorp and its management. As part of that review, the Audit Committee has received from ParenteBeard LLC the written statements required by Public Company Accounting Oversight Board (PCAOB) Rule 3526 Communications with Audit Committees Concerning Independence, as adopted by the PCAOB in Rule 3600T. In addition, the Audit Committee received the written disclosures required by all relevant professional and regulatory standards relating to ParenteBeard LLC’s independence from Lake Shore Bancorp. The Audit Committee also has considered whether the independent registered public accounting firm’s provision of non-audit services to Lake Shore Bancorp is compatible with the auditor’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from Lake Shore Bancorp and its management. The Audit Committee discussed with Lake Shore Bancorp’s internal auditor and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditor and independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of Lake Shore Bancorp’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Lake Shore Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the SEC. The Audit Committee has selected, and the Board of Directors has ratified, the selection of Lake Shore Bancorp’s independent registered public accounting firm.

Lake Shore Bancorp, Inc. Audit Committee
Nancy L. Yocum, Chairperson Tracy S. Bennett
Gary W. Winger

This foregoing audit committee report is not “soliciting material,” is not deemed “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing of ours under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this report by reference.

Audit Committee Pre-Approval Policy

Consistent with SEC and Public Company Accounting Oversight Board requirements regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm.

Pre-approval of Services. The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms) to be performed for us by our independent registered public accounting firm, subject to the de minimis exception for non-audit services described below which, if not pre-approved, are approved by the Audit Committee prior to completion of the audit.

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Exception. The pre-approval requirement set forth above, shall not be applicable with respect to non-audit services if:

•	the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by us to our independent registered public accounting firm during the fiscal year in which the services are provided;

•	such services were not recognized by us at the time of the engagement to be non-audit services; and

•	such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the committee.

During the year ended December 31, 2011, the Audit Committee pre-approved the services performed by our independent registered public accounting firm in accordance with their policy. The de minimis exception (as defined in Rule 202 of the Sarbanes-Oxley Act) was not applied to any of the 2011 total fees.

Delegation. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated under this paragraph to pre-approve activities under this subsection shall be presented to the full committee at its next scheduled meeting.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE AND
TRANSACTIONS WITH RELATED PERSONS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock, to report to the SEC their initial ownership of our common stock and any subsequent changes in that ownership. We are required to disclose in this proxy statement any late filings or failures to file.

To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2011, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors during 2011 were met, except that Michael Brunecz filed one late Form 4 reporting one late transaction as a result of an administrative error.

Transactions with Related Persons

Lake Shore Savings Bank has outstanding loans to its directors, executive officers and their related interests. These loans: (1) were made in the ordinary course of business; (2) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Lake Shore Savings; and (3) did not involve more than the normal risk of collectability or present other unfavorable features.

It is the written policy of our Board of Directors that a majority of the disinterested members of the entire Board of Directors must approve in advance any extension of credit to any executive officer, director, or principle shareholder and their related interests if the aggregate of all extensions of credit to that insider and his or her related interests exceeds the greater of $25,000 or 5% of Lake Shore Savings’ unimpaired capital and surplus, whichever is greater. The interested party may not participate either directly or indirectly in the voting on such an extension of credit. Prior approval is required, however, for any and all extensions of credit to any insider if the aggregate of all other extensions to that person and their related interests exceeds $500,000, regardless of its percentage of capital.

In addition, pursuant to our Code of Conduct and Ethics, if an officer or director has an interest in a matter or transaction before the Board of Directors, such individual must disclose to the Board of Directors all material non-privileged information relevant to the Board of Directors’ decision on the matter or transaction, including: (1) the existence, nature and extent of their interest; and (2) the facts known to the individual as to the matter or transaction under consideration. The individual must also refrain from participating in the discussion of the matter or transaction and may not vote on the matter or transaction. In addition to approval by the Board of Directors, such transactions and matters must also be approved by the Nominating and Corporate Governance Committee.

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ADDITIONAL INFORMATION

Shareholder Proposals for 2013 Annual Meeting

If you wish to submit proposals to be included in our proxy statement for the 2013 annual meeting of shareholders, we must receive them on or before December 6, 2012, pursuant to proxy soliciting regulations of the SEC. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. §240.14a-8 of the Rules and Regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended. In addition, under our bylaws, any new business or director nominees to be taken up at the annual meeting must be stated in writing and filed with the secretary of Lake Shore Bancorp at least 30 days before the date of the annual meeting, provided, however, that in the event less than 40 days notice of the annual meeting is given, a written proposal or nomination may be accepted from a shareholder not later than the close of business on the tenth day following notice of the annual meeting, and all business so stated, proposed, and filed shall be considered at the annual meeting so long as the business relates to a proper matter for shareholder action. Any shareholder may make any other proposal or nomination at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the secretary at least 30 days before the meeting, such proposal or nomination shall be laid over for action at an adjourned, special or annual meeting of the shareholders taking place 30 days or more thereafter. A shareholder’s notice to the secretary shall set forth as to each such matter the shareholder proposes to bring before the annual meeting (1) a brief description of the proposal desired to be brought or nominee; and (2) the name and address of such shareholder and the number of shares of common stock of Lake Shore Bancorp that such shareholder owns of record. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors, and committees; but in connection with such reports, no new business shall be acted upon at such annual meeting unless stated and filed as herein provided.

By Order of the Board of Directors,

/s/ Beverley J. Mulkin
Beverley J. Mulkin
Secretary

Dunkirk, New York

April 10, 2012

To assure that your shares are represented at the annual meeting, please vote your shares promptly over the Internet, by phone or on a paper proxy card if you request one.

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Appendix A

LAKE SHORE BANCORP, INC.

2012 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1 Purpose, Effective Date and Term. The purpose of the Lake Shore Bancorp, Inc. 2012 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Lake Shore Bancorp, Inc. (the “Company”), and its Subsidiaries, including Lake Shore Savings Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable shareholder and regulatory approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

Section 1.2 Administration. The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3 Participation. Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4 Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1 General. Any Award under the Plan may be granted singularly or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a) Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

A-1

(b) Restricted Stock. Restricted Stock means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

Section 2.2 Stock Options.

(a) Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten years after the date of its grant (or five years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option; (iv) by personal, certified or cashiers’ check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share.

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Section 2.3 Restricted Stock.

(a) Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Lake Shore Bancorp, Inc. dated [Date], made pursuant to the terms of the Lake Shore Bancorp, Inc. 2012 Equity Incentive Plan, copies of which are on file at the executive offices of Lake Shore Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify.

Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b) Terms and Conditions.

Each Restricted Stock Award shall be subject to the following terms and conditions:

(i) Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be immediately distributed to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests.

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(ii) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights with respect to the shares of Restricted Stock shall be exercised by the Participant in his or her discretion.

(iii) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4 Performance-Based Compensation. Any Award under the Plan that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. The grant of any Award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

(a) Performance Measures. Such performance measures may be based on any one or more of the following:

(i)	book value or tangible book value per share;

(ii)	basic cash earnings per share;

(iii)	diluted earnings per share;

(iv)	return on equity;

(v)	net income or net income before taxes;

(vi)	cash earnings;

(vii)	net interest income;

(viii)	non-interest income;

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(ix)	general and administrative expense to average assets ratio;

(x)	cash, general and administrative expense to average assets ratio;

(xi)	efficiency ratio;

(xii)	cash efficiency ratio;

(xiii)	return on average assets;

(xiv)	cash return on average assets;

(xv)	return on average stockholders’ equity;

(xvi)	cash return on average stockholders’ equity;

(xvii)	return on average tangible stockholders’ equity;

(xviii)	cash return on average tangible stockholders’ equity;

(xix)	core earnings;

(xx)	operating income;

(xxi)	operating efficiency ratio;

(xxii)	net interest rate margin or net interest rate spread;

(xxiii)	growth in assets, loans, or deposits;

(xxiv)	loan production volume;

(xxv)	non-performing loans;

(xxvi)	cash flow;

(xxvii)	strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or

(xxviii)	any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The Committee may elect to use different performance measures and shall have sole discretion in determining how performance measures are calculated. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions. To the extent not specifically excluded, such effects shall be included in any applicable performance measure. The Committee also may exclude other items in its sole discretion in establishing and calculating performance measures, which may include, but are not limited to, the effect of dividends, stock buybacks and the expense of Restricted Stock Awards.

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(b) Adjustments. Pursuant to this Section 2.4, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.5 Vesting of Awards. (a) The Committee shall specify the vesting schedule or conditions of each Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, Awards under the Plan shall be granted with a vesting rate not exceeding 20% per year, with the first installment vesting one year after the date of grant. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, Retirement or Involuntary Termination of Employment following a Change in Control). Unless otherwise provided by the Committee, Service as a director emeritus or advisory director shall constitute Service for purposes of vesting.

(b) Notwithstanding Section 2.8 and Article 4 hereof, to the extent permitted by applicable law or regulations, or pursuant to an applicable regulatory waiver, the Committee may determine that all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option) and all Restricted Stock Awards described in Section 2.1(b) shall be fully earned and vested immediately.

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Section 2.6 Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.7 Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.3, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value) or replacement grants, or other means.

Section 2.8. Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a) Upon a Participant’s Termination of Service for any reason other than Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three months following termination and any Restricted Stock that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b) In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock granted to a Participant that has not vested shall expire and be forfeited.

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(c) Upon Termination of Service for reason of Disability, death or, to the extent permitted by the Committee, Retirement, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death, Disability or Retirement; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement or one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service.

(d) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e) Notwithstanding the provisions of this Section 2.8, the effect of a Change in Control on the vesting/exercisability of Stock Options and Restricted Stock is as set forth in Article 4.

ARTICLE 3 - Shares Subject to Plan

Section 3.1 Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to Two Hundred Thousand (200,000) shares of Stock. Awards under the Plan may be made in any combination of shares of Restricted Stock or Stock Options and all Awards may be granted as either Restricted Stock or Stock Options, at the discretion of the Committee, and all Stock Options may be granted as Incentive Stock Options. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.3.

(b) Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the granting of additional Stock Options and Restricted Stock shall be reduced by the number of shares of Stock granted. To the extent any shares of Stock covered by an Award (including Restricted Stock) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

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Section 3.3 Corporate Transactions.

(a) General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options and Restricted Stock in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options and Restricted Stock, and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options and Restricted Stock (including, without limitation, cancellation of Stock Options and Restricted Stock in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options and Restricted Stock using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.

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Section 3.4 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 2.5 (relating to vesting and acceleration) and Section 3.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee:

(a) At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).

(b) At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Awards of Restricted Stock described in Section 2.1(b) shall be fully earned and vested immediately. Notwithstanding the above, any Awards the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c) In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2 Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a) Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b) Acquisition of Significant Share Ownership: There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities;

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(c) Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders or corporators) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(d) Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of a change in the number of shares of Stock or Voting Securities then outstanding, which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction. In addition, in no event shall a reorganization of Lake Shore, MHC, the Company or the Bank solely within its corporate structure or a second-step conversion constitute a “Change in Control” for purposes of this Plan.

ARTICLE 5 - COMMITTEE

Section 5.1 Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. The Board (or those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

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Section 5.2 Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a) The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.

(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

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Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5 Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1 General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.3 and Section 6.2) may cause the Award to violate Code Section 409A, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.3, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.6 to any Award granted under the Plan without further consideration or action.

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ARTICLE 7 - GENERAL TERMS

Section 7.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2 Transferability. Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant.

Section 7.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

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Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5 Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

Section 7.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8 Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option settled in stock, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

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Section 7.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10 Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11 Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13 Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New York without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of New York, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

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Section 7.14 Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Executive Officer and to the Corporate Secretary.

Section 7.17 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

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(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b) “Award” means any Stock Option, Restricted Stock or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c) “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d) “Board” means the Board of Directors of the Company.

(e) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

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(f) “Change in Control” has the meaning ascribed to it in Section 4.2.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h) “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i) “Committee” means the Committee acting under Article 5.

(j) “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k) “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering the Company’s Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m) “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company during the last three years; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

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(n) “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(p) “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

(q) “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(r) “Fair Market Value” means, with respect to a share of Stock on a specified date:

(I) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(II) if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(III) if (I) and (II) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirements of Code Section 409A and the regulations promulgated thereunder. For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

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(s) A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events following a Change in Control: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to the Change in Control; (c) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control; (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is at least 35 miles further away from the Employee Participant’s principal residence prior to the Change in Control.

(t) “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than 50% of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than 50% of the voting interests.

(u) “Incumbent Directors” means:

(I) the individuals who, on the date hereof, constitute the Board; and

(II) any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments

(v) “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary (other than a termination for Cause) or termination of employment by a Participant Employee for Good Reason.

(w) “ISO” has the meaning ascribed to it in Section 2.1(a).

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(x) “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(y) “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(z) “Restricted Stock” has the meaning ascribed to it in Section 2.3.

(aa) “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of the Company’s mandatory retirement age for Directors, as provided in the Company’s bylaws, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement until both Service as an Employee and Service as a Director has ceased. A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire.

(bb) “SEC” means the United States Securities and Exchange Commission.

(cc) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(dd) “Service” means service as an Employee, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.

(ee) “Stock” means the common stock of the Company, $0.01 par value per share.

(ff) “Stock Option” means an ISO or a Non-Qualified Option.

(gg) “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(hh) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(I) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

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(II) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section (II), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(III) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(IV) A service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is 90 days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).

(V) Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section (hh), the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(VI) With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.

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(ii) “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

(jj) “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) indications of time of day mean Eastern time;

(f) “including” means “including, but not limited to”;

(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

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(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

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IMPORTANT NOTICE REGARDING

THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 23, 2012

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper copy or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a paper copy or e-mail copy as instructed in this notice on or before May 9, 2012 to facilitate timely delivery.

Dear Lake Shore Bancorp, Inc. Shareholder:

The 2012 Annual Shareholders Meeting for Lake Shore Bancorp, Inc. (the “Company”) will be held at 8:30 A.M., Eastern Standard Time on May 23, 2012 at The Lighthouse Room of the Clarion Hotel, 30 Lake Shore Drive East, Dunkirk, New York 14048. The Annual Meeting is for the purpose of considering and acting upon:

    1. The election of three Class One directors of LakeShore Bancorp, Inc., each to serve for a three-year period and the election of two Class Two directors of LakeShore Bancorp, Inc.,each to serve for a one-year period;

    2. The approval of the Lake Shore Bancorp, Inc. 2012 Equity Incentive Plan;

    3. The ratification of the appointment of Parente Beard LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2012; and

    4.  Such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

The Board of Directors is not aware of any such matters. Shareholders of record at the close of business on March 26, 2012 are the Shareholders entitled to vote at the Annual Meeting.

Your Board of Directors recommends a vote “FOR” each of the above proposals.

The following materials are available for you to review online at www.cfpproxy.com/5992:

    • the 2011 Annual Report to Shareholders

   • Notice of the Annual Meeting/Proxy Statement

   • Form 10-K, including annual financial statements, and

   • Proxy card

To request a paper copy or e-mail copy of these items related to this meeting and LakeShore Bancorp, Inc.'s future meetings of shareholders, you will need your Shareholder Control Number that can be found in the lower right handcorner of this letter. Then, either:

 ➢ Call our toll-free number, (800) 951-2405; or

   ➢ Visit our website at www.cfpproxy.com/5992; or

   ➢ Send us an email at fulfillment@rtco.com.

and enter the Shareholder Control Number when prompted or, if you send us an e-mail, enter it in the subject line.

You may vote on-line, by phone, by mail or in person. If you wish to vote on-line or by phone, you will need your Shareholder Control Number which can be found in the bottom right hand corner of this notice.To vote byphone call 1-866-257-2285 on a touch tone phone at no charge. To vote on-line, visit our website at www.cfpproxy.com/5992. If you wish to vote by mail, or in person, you must request a paper copy of the materials by May9, 2012. We ask that you cast your vote promptly. Thank you for your continued support!

31 East Fourth Street • Dunkirk, N.Y. 14048

‘Shareholder Control Number’

26

X PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY
Lake Shore Bancorp, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LAKE SHORE BANCORP, INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 23, 2012.

The undersigned shareholder of Lake Shore Bancorp, Inc. (the "Company") hereby appoints Tracy S. Bennett and Sharon E. Brautigam, and each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Lake Shore Bancorp, Inc. held of record by the undersigned on March 26, 2012, at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 8:30 a.m., Eastern Time, on May 23, 2012, or at any adjournment or postponement thereof, upon the matters described in the Notice of the Annual Meeting of Shareholders and Proxy Statement, dated April 10, 2012 and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

Please be sure to date and sign this proxy card in the box below.

Date

Sign above ——— Co-holder (if any) sign above

Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

	For	Withhold All	For All Except
1. Election of three candidates to serve as Class One directors for a three-year term.	☐	☐	☐

Class One Directors:
(01) David C. Mancuso (02) Gary W. Winger (03) Nancy L. Yocum

Election of two candidates to serve as Class Two directors for a one-year term.
Class Two Directors:
(04) Susan C. Ballard (05) Kevin M. Sanvidge

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

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PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING. → ☐

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. **If no direction is given, this Proxy will be voted FOR the election of all nominees listed above, FOR approval of the Lake Shore Bancorp, Inc. 2012 Equity Incentive Plan and FOR the ratification of ParenteBeard LLC as the Company's independent registered public accounting firm.**

Detach above card, sign, date and mail in postage paid envelope provided.

Lake Shore Bancorp, Inc.

The above signed hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement for the Annual Meeting dated April 10, 2012.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of Lake Shore Bancorp, Inc. at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of Lake Shore Bancorp, Inc. at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

IF YOU ARE NOT VOTING BY THE INTERNET OR TELEPHONE, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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PROXY MATERIALS ARE AVAILABLE ON-LINE AT:
http://www.cfpproxy.com/5992

5992